Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

MULTI-TARGET AGREEMENT

This Multi-Target Agreement (this “Agreement”) is made effective as of the date of the last signature below (the “Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451, and Eli Lilly and Company, an Indiana corporation (“Lilly”), with its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285.  ImmunoGen and Lilly are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Lilly is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to certain Antibodies; and

WHEREAS, ImmunoGen is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to or otherwise useful in the conjugation of MAY Compounds to Antibodies; and

WHEREAS, pursuant to the terms and conditions set forth herein, Lilly desires to have access to ImmunoGen’s proprietary technology and know-how for research, discovery and development of Ab-MAY Products, and ImmunoGen desires to give Lilly such access;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.             DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1          “Ab-MAY Product” means any compound that incorporates, is comprised of, or is otherwise derived from, a conjugate of an Antibody with a MAY Compound.

1.2          “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more Affiliates, controls or is controlled by or is under common control with such Person.  For purposes of this Section 1.2, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

other type of legal entity, (b) status as a general partner in the case of any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors or equivalent governing body or management of another Person.  A Person shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.3          “Antibody” means an antibody, whether polyclonal or monoclonal, multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide.

1.4          “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, securities regulatory authorities, national securities exchanges or securities listing organizations that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

1.5          “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in Boston, Massachusetts or Indianapolis, Indiana are required to be closed or are actually closed with legal authorization.

1.6          “Calendar Quarter” means, with respect to the first such Calendar Quarter during the Term, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls, and thereafter each successive period of three (3) consecutive months during the Term ending on March 31, June 30, September 30 and December 31; except that the last Calendar Quarter during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

1.7          “Calendar Year” means, with respect to the first such Calendar Year during the Term, the period beginning on the Effective Date and ending on December 31 of the calendar year within which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive months during the Term commencing on January 1 and ending on December 31; except that the last Calendar Year during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.8          “Change in Control” means any of the following events: (a) any Third Party becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen then outstanding, as a result of a single transaction or a series of related transactions; (b) ImmunoGen consolidates with or merges into a Third Party, or any such Third Party consolidates with or merges into ImmunoGen, in either event pursuant to a transaction in which more than fifty percent (50%) of the Total Voting Power of all Voting Securities of the surviving entity then outstanding is not held by the parties holding at least fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen outstanding immediately prior to such consolidation or merger; or (c) ImmunoGen conveys, transfers or leases all or substantially all of its assets to a Third Party.

1.9          “Challenge” means any challenge to the [***] or [***] of any of the Licensed Patent Rights, including without limitation: (a) filing a declaratory judgment action in which any of the Licensed Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §122 or §301, filing a request for re-examination of any of the Licensed Patent Rights pursuant to 35 U.S.C. §302 or §311, filing a [***] of the Licensed Patent Rights pursuant to [***], or filing a [***] of the Licensed Patent Rights pursuant to [***]; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceeding against any of the Licensed Patent Rights in any country.

1.10        “Confidential Information” means (a) with respect to ImmunoGen, the identification by ImmunoGen of any Proposed Target as an Excluded Target; (b) with respect to Lilly, the identification by Lilly of a Proposed Target and the grant by ImmunoGen of any Holding Option or Reserve Option hereunder; and (c) with respect to each Party, all information and Technology which is disclosed by or on behalf of such Party (in such capacity, the “Disclosing Party”) to the other Party (in such capacity, the “Receiving Party”) hereunder or to any of the Receiving Party’s or its Affiliates; employees, consultants or subcontractors (collectively, “Representatives”), except to the extent that the Receiving Party can demonstrate by written record or other suitable evidence that such information, (i) as of the date of disclosure is known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure by or on behalf of the Disclosing Party to the Receiving Party or its Affiliates; (ii) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

omission of the Receiving Party or its Affiliates or their respective employees, consultants or subcontractors; (iii) is obtained by the Receiving Party or its Affiliates from a Third Party without breach of any duty and without restriction on disclosure to or from the Disclosing Party; or (iv) is independently developed by or for the Receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party.

1.11        “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement effective April 26, 2011 by and between ImmunoGen and Lilly.

1.12        “Control” or “Controlled” means, with respect to any Patent Rights, Technology or Proprietary Materials, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights or Technology and the rights thereto or to supply such Proprietary Materials as contemplated in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.13        “Disclosure Letter” has the meaning ascribed to such term, with respect to each Exclusive License, as set forth in the applicable License Agreement.

1.14        “Employment Cost Index” means [***] published from time to time by [***].

1.15        “Excluded Target” means any Target as to which (a) ImmunoGen or an Affiliate of ImmunoGen is [***], (b) ImmunoGen has [***], or is [***], an [***] to a [***] under any [***] that are necessary or useful for the development, manufacture, use or sale of any compound or product that is [***] (a [***]), (c) ImmunoGen has [***] with a [***] that is in effect as of [***], that [***] ImmunoGen from [***] on the terms and conditions of this Agreement, or (d) [***] has retained any [***] under the terms of the [***].  For purposes of clarity, an Excluded Target as defined in clause (b) above shall include any [***], even if the scope of such [***] is [***].  A Target shall be deemed an Excluded Target [***].

1.16        “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.

1.17        “FDCA” means the United States Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended.

1.18        “Field” means all uses including, without limitation, pharmaceutical, therapeutic, prophylactic and diagnostic uses for humans and animals.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.19        “FTE” means a full time equivalent person year (consisting of a total of [***] hours per year) of scientific, technical or managerial work on or directly related to the provision of the ImmunoGen Activities.

1.20        “FTE Cost” means, for any period during the Term, the FTE Rate multiplied by the number of FTEs expended over such period.

1.21        “FTE Rate” means, for the [***]; and for [***], the result obtained by [***] by the sum of [***] where [***] is a [***], the [***] of which is the [***] the [***] for the [***] of the [***] and the [***] for the [***], and the [***] of which is the [***] for the [***]; provided, however, that in no event shall the FTE Rate for any [***] be [***].  For the avoidance of doubt, such rate includes all travel expenses.  The reported actual time spent shall be substantiated by a time tracking system consistently applied.

1.22        “GLP” means all good laboratory practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.23        “Holding Option Grant Date” means, with respect to a Proposed Target that is not an Excluded Target, the date of receipt by ImmunoGen of the Holding Option Request with respect to the Target that becomes the subject of a Holding Option granted by ImmunoGen pursuant to Section 3.1(a) hereof.

1.24        “Holding Option Target” means any Proposed Target that becomes the subject of a Holding Option granted by ImmunoGen pursuant to Section 3.1(a) hereof.  A Target ceases to be a Holding Option Target once (a) it has been designated as a Reserve Option Target in accordance with Section 3.1(b) hereof, or (b) the applicable Holding Option Period has expired without the Holding Option Target having been designated as a Reserve Option Target.

1.25        “ImmunoGen Activities” means those activities associated with the Research Program as described in the Research Plan that are to be undertaken by ImmunoGen or its Affiliates.

1.26        “ImmunoGen Internal Product Candidate” means a cell-binding agent (which may or may not be an Antibody), which may be unconjugated or conjugated to a cell-killing or cell-modulating agent (which may or may not be a MAY Compound).

1.27        “ImmunoGen Internal Program” means a bona fide internal research, development or commercialization program undertaken by ImmunoGen with respect to a Target,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

with respect to which, as of the date of ImmunoGen’s receipt of a [***] for such Target (the “Receipt Date”), an ImmunoGen Internal Product Candidate directed to such Target has been generated, and ImmunoGen owns or has otherwise acquired rights to use such ImmunoGen Internal Product Candidate in the research or development of [***] or [***] for use in the Field and further provided that (a) [***] or [***] the Receipt Date, ImmunoGen or an Affiliate of ImmunoGen had commenced process development activities in connection with a [***] of such ImmunoGen Internal Product Candidate or (b) as of the [***], ImmunoGen is conducting [***] and [***] or [***] in any [***] of such [***] in a [***] manner [***] with ImmunoGen’s [***] at [***] of [***] and [***].  Notwithstanding the foregoing, (i) if ImmunoGen or an Affiliate of ImmunoGen has in-licensed Patent Rights from a Third Party covering the [***] use or [***] of a [***], then ImmunoGen shall be deemed to be pursuing an ImmunoGen Internal Program with respect to the Target to which such [***] is directed for the [***] month period immediately following the effective date of such Third Party license, without any additional activities required on the part of ImmunoGen or an Affiliate of ImmunoGen, or (ii) if ImmunoGen has identified a Target prior to the Effective Date as a [***] in ImmunoGen’s [***] (provided that no more than [***] Targets may be so identified), then ImmunoGen shall be deemed to be pursuing an ImmunoGen Internal Program with respect to such Target for the [***] year period immediately following the Effective Date, without any additional activities required on the part of ImmunoGen.

1.28        “ImmunoGen Proprietary Antibody Rights” means all Technology (and associated Patent Rights) owned or Controlled by ImmunoGen during the Term constituting or claiming (a) the [***] or [***] of, or [***], an Antibody that was generated or in-licensed by ImmunoGen, whether or not patentable (an “ImmunoGen Proprietary Antibody”), or (b) the [***] or [***] of, or [***] an [***] where the Antibody is an ImmunoGen Proprietary Antibody, but only, in the case of clauses (a) and (b) above, to the extent such Technology (and associated Patent Rights) covers the ImmunoGen Proprietary Antibody, and not to the extent such Technology (and associated Patent Rights) covers Lilly Antibodies.  For purposes of clarity, “ImmunoGen Proprietary Antibody Rights” does not include any Program Technology that relates to Antibodies specifically binding to Program Targets or any Patent Rights claiming such Program Technology.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.29        “Improvements” means (subject to the specific provisions set forth in the [***] definition that specifies that certain Program Technology pertaining to [***] or an [***] comprising of a [***] to [***] shall be [***] and, thus, are [***]) any enhancement, improvement or modification to the Licensed Intellectual Property that is (a) an improvement to any [***], (b) an improvement to methods of [***], (c) an improvement to a [***] for [***] (including, for example, [***] or [***] that create improvements in the [***] of such [***]), (d) an improvements to [***] used for [***] and [***], (e) an improvements to [***] or [***] useful for [***] a [***] to an [***], or (f) an improvements to the [***] of [***].

1.30        “IND” means (a) an Investigational New Drug Application (as defined in the FDCA and regulations promulgated thereunder) or any successor application or procedure required to initiate clinical testing of an Ab-MAY Product in humans in the United States; (b) a counterpart to an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of an Ab-MAY Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.

1.31        “Joint Improvements” means Improvements the inventors of which are jointly (a) employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) employees of, or others obligated to assign inventions to, Lilly or any Affiliate of Lilly.

1.32        “Joint Program Technology” means any Program Technology (other than Joint Improvements) the inventors of which are jointly (a) employees of, or other persons obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) employees of, or other persons obligated to assign inventions to, Lilly or any Affiliate of Lilly.  Anything contained in this Agreement to the contrary notwithstanding, Joint Program Technology shall also include any Program Technology (excluding Improvements) constituting [***] or [***] of, or [***] (i) an [***] comprising a [***] to a [***] regardless of [***], as [***] is determined in accordance with [***], or (ii) a [***] where employees of [***], or others obligated to assign inventions to, [***] or any Affiliate of [***] are [***], as inventorship is determined in accordance with United States patent law.

1.33        “License Agreement” means a written license agreement executed by the Parties pursuant to Section 3.2(a) hereof in the form set forth in Schedule A attached hereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.34        “Licensed Intellectual Property” means the Licensed Patent Rights and the Licensed Technology.

1.35        “Licensed Patent Rights” means any Patent Rights that are owned or Controlled by ImmunoGen as of the Effective Date or become owned or Controlled by ImmunoGen during the Term (including, without limitation, ImmunoGen’s interest in any Patent Rights claiming Improvements, Joint Program Technology or Joint Improvements) that include one or more claims that cover Licensed Technology (including, without limitation, any Licensed Technology covering MAY Compounds, Ab-MAY Product or Licensed Product); provided, however, that Licensed Patent Rights shall expressly exclude [***].

1.36        “Licensed Product” has the meaning ascribed to it in the License Agreement with respect to any particular Licensed Target.

1.37        “Licensed Target” means a Target that has become the subject of an Exclusive License.

1.38        “Licensed Technology” means any and all Technology that is owned or Controlled by ImmunoGen as of the Effective Date or becomes owned or Controlled by ImmunoGen during the Term (including, without limitation, ImmunoGen’s interest in any Program Technology, Joint Program Technology, Improvements and Joint Improvements) that is necessary or useful for Lilly to exercise the license granted to it pursuant to Section 2.1 hereof; provided, however, that Licensed Technology shall expressly exclude any ImmunoGen Proprietary Antibody Rights.

1.39        “Lilly Activities” means those activities associated with the Research Program as described in the Research Plan that are to be undertaken by Lilly or its Affiliates or by Permitted Third Party Service Providers.

1.40        “Lilly Antibody” means any Antibody owned or Controlled by Lilly or its Affiliates.

1.41        “Lilly Improvements” means Improvements (other than Joint Improvements) the inventors of which (alone or with others) are employees of or others obligated to assign inventions to Lilly or any of its Affiliates or Permitted Third Party Service Providers in the conduct of Lilly Activities or otherwise based on, or resulting from, such employees’ or others’ [***] to or [***] of [***] or [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.42                        “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins, DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

1.43                        “Patent Rights” means the rights and interests in and to any and all Patents.  For purposes of this Agreement the term “Patents” shall mean: (a) all national, regional and international patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patent applications claiming priority from of any of the foregoing ((a) or (b)), including divisionals, continuations, continuations-in-part, converted provisionals and continued prosecution applications; (d) any and all patents that have issued or in the future issue from the foregoing patent applications; (e) any and all extensions or restorations by existing or future extension or restoration mechanisms, including any reissues, revalidations, re-examinations, extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b), (c) and (d)); and (f) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.44                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.45                        “Program Targets” means, collectively, Holding Option Targets, Reserve Option Targets and Licensed Targets.

1.46                        “Program Technology” means any Technology conceived or first actually reduced to practice in the conduct of the Research Program.

1.47                        “Proposed Target” means each single Target specified in any Holding Option Request.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.48                        “Proprietary Antigen Identification Information” has the meaning ascribed to such term in the Third Party Expert Services Agreement.

1.49                        “Proprietary Materials” means any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.  Any mutant, derivative, progeny or improvement of a Party’s Proprietary Materials shall be considered to be that Party’s Proprietary Materials.  Without limiting the generality of the foregoing, any [***] furnished by ImmunoGen to Lilly or any of its Affiliates or Permitted Third Party Service Providers, including, without limitation any samples, cultures or cell banks derived directly or indirectly from any mutant, derivative, progeny or improvement thereof (collectively, the [***]), shall be deemed to be ImmunoGen’s Proprietary Materials.  Without prejudice to any of ImmunoGen’s intellectual property rights in and to MAY Compounds, any tangible MAY Compounds manufactured by or for Lilly or any of its Affiliates or Permitted Third Party Service Providers using [***] as a [***] in connection with the Research Program are not included within the meaning of the defined term “Proprietary Materials” for purposes of this Agreement.

1.50                        “Regulatory Authority” means the FDA or any counterpart to the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of an Ab-MAY Product.

1.51                        “Research Materials” means any MAY Compound, linker, Ab-MAY Product or other Proprietary Materials supplied by ImmunoGen to Lilly for the purpose of conducting research activities under the Research Program.

1.52                        “Research Plan” means the written plan describing the research activities to be carried out by each Party during each Calendar Year during the Term in conducting the Research Program pursuant to this Agreement, as such written plan may be amended, modified or updated.  Such Research Plan, and any modification, amendment or update thereto, shall set forth, inter alia, (a) the specific objectives, projected achievement milestones, resource allocation requirements and activities to be performed over such period; (b) the Party responsible for such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

activities; (c) a timeline for such activities; and (d) the estimated FTE Cost for the ImmunoGen Activities to be performed over such period.

1.53                        “Research Program” means, subject to the limitations set forth in Section 2.1 hereof, any and all research and preclinical studies in vitro and in vivo in any non-human species of any Ab-MAY Product directed to Holding Option Targets and/or Reserve Option Targets and the manufacture of Ab-MAY Product solely for use in such research and preclinical studies.  Notwithstanding the foregoing, the Research Program shall not include [***], which require an Exclusive License as to the particular Ab-MAY Product contemplated hereunder.

1.54                        “Reserve Option” means an exclusive option granted by ImmunoGen to obtain an Exclusive License in the Territory under the Licensed Intellectual Property with respect to the applicable Reserve Option Target in accordance with Section 3.2 hereof.

1.55                        “Reserve Option Target” means a Target that becomes the subject of a Reserve Option in accordance with Section 3.1(b) hereof.  A Target ceases to be a Reserve Option Target once (a) it has become the subject of an Exclusive License in accordance with Section 3.2(a) hereof, or (b) the applicable Reserve Option has been terminated in accordance with Section 3.2(c) hereof.

1.56                        “Sanofi Collaboration Agreement” means that certain Collaboration and License Agreement dated as of July 30, 2003 by and between ImmunoGen and sanofi-aventis U.S. LLC (“Sanofi”), as successor-in-interest to Aventis Pharmaceuticals, Inc., as the same may have been amended prior to the Effective Date.

1.57                        “Target” means a protein described by [***] that is bound by an Antibody used to create an Ab-MAY Product.

1.58                        “Technical Transfer Materials” means ImmunoGen information (including, without limitation, technical transfer reports) as consistently provided by ImmunoGen to its licensees of Technology and Patent Rights for the purpose of [***] and [***] with respect to Ab-MAY Products, MAY Compounds and linkers, as applicable, including: (a) [***] and general properties; (b) an example of an Ab-MAY Product [***], including [***] and [***]; (c) an [***] for [***] and [***] and [***] of [***]; (d) information on [***] and [***]; (e) an [***] of [***]; (f) technical reports based on [***] for Ab-MAY Products against Program Targets developed by

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

ImmunoGen in connection with the ImmunoGen Activities under the Research Program; and (g) a list of [***] and [***]) and [***] for [***].

1.59                        “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods or materials, whether or not patentable, including, without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including negative results).

1.60                        “Territory” means all countries and jurisdictions of the world.

1.61                        “Third Party” means any Person other than ImmunoGen, Lilly and their respective Affiliates.

1.62                        “Third Party Expert Services Agreement” means that certain Services Agreement effective as of September 8, 2011 by and among ImmunoGen, Lilly and Hoxie & Associates LLC, as the same may be amended from time to time.

1.63                        “Total Voting Power” means, at any time, the total combined voting power in the general election of directors of ImmunoGen of all the Voting Securities then outstanding.

1.64                        “Voting Securities” means, at any time, shares of any class of capital stock of ImmunoGen which are then entitled to vote generally in the election of directors of ImmunoGen.

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of the Agreement indicated below:

Definition	Section
Agreement	Recitals
Alliance Managers	4.1(a)
[***]	[***]
[***]	[***]
Covered Results	6.3
Disclosing Party	1.10
Dispute	11.12
Effective Date	Recitals
Exclusive License	3.2(a)
Exclusive License Effective Date	3.2(a)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Expired Holding Option	3.1(d)
Good Research Practices	4.3(c)(i)
Government or Public Official	11.18(d)
Holding Option	3.1(a)
Holding Option Exercise Notice	3.1(b)
Holding Option Period	3.1(b)
Holding Option Request	3.1(a)
Holding Option Response	3.1(a)
HSR Act	11.19
ImmunoGen	Recitals
ImmunoGen Indemnitees	10.1(a)
ImmunoGen Proprietary Antibody	1.28
Indemnified Party	10.2
Indemnifying Party	10.2
JRC	4.2(a)
Lilly	Recitals
Lilly Indemnitees	10.1(b)
Losses	10.1(a)
Material Breach	8.2(b)
Notified Party	11.18(b)
Notifying Party	11.18(b)
Party/Parties	Recitals
Patent Committee	7.2(c)(i)
Permitted Third Party Service Providers	2.1
Receipt Date	1.27
Receiving Party	1.10
Representatives	1.10
Reserve Option Grant Date	3.1(b)
Reserve Option Period	3.2(a)
Rolling Forecast	4.3(b)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

Sanofi	1.56
[***]	[***]
Term	8.1
Terminated Reserve Option	3.2(c)
Third Party Claims	10.1(a)
[***]	[***]
Upfront Fee	5.1

2.                                      GRANT OF RIGHTS

2.1                               Non-Exclusive Research License.  Subject to the terms and conditions of this Agreement, during the Term, ImmunoGen hereby grants to Lilly a fully paid-up, non-exclusive, non-transferable (except as expressly permitted in this Agreement), royalty-free, worldwide license, without the right to grant sublicenses (except to Affiliates and Permitted Third Party Service Providers), under the Licensed Intellectual Property for the sole purpose of conducting the Research Program.  Lilly shall have the right, without ImmunoGen’s permission or consent but subject to the conditions set forth herein, to engage one or more Affiliates or Third Parties (the latter being referred to herein as “Permitted Third Party Service Providers”) as subcontractors to perform designated functions in connection with the Research Program (including transferring Licensed Technology as may be necessary for such Affiliate or Permitted Third Party Service Provider to perform such designated functions); provided that (a) Lilly shall [***] and (b) Lilly shall [***].  Anything contained in this Agreement to the contrary notwithstanding, Lilly shall have no right under this Agreement to [***], either directly or through a Permitted Third Party Service Provider, [***] for which Lilly [***].

2.2                               Use of Licensed Technology.  In connection with any Licensed Technology transferred to Lilly pursuant to this Agreement and except as provided in any outstanding Exclusive License, Lilly hereby agrees that (a) it shall not use such Licensed Technology for any purpose other than the Research Program; (b) it shall use such Licensed Technology only in compliance with all Applicable Laws; (c) it shall not transfer any such Licensed Technology to any Third Party without the prior written consent of ImmunoGen, except as expressly permitted hereby; and (d) except for the rights expressly set forth herein, Lilly shall not acquire any other

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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rights, title or interest in or to such Licensed Technology as a result of such transfer by ImmunoGen.

2.3                               Improvement License to ImmunoGen.  Lilly hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free, worldwide license [***] under Lilly’s interest in any Lilly Improvements and Joint Improvements, including, without limitation, any Patent Rights claiming such Improvements: (a) to manufacture Ab-MAY Products and MAY Compounds solely in connection with the conduct of the ImmunoGen Activities; (b) to research, develop, make, have made, use, have used, sell, have sold, offer for sale, import, export or otherwise commercialize any [***] that [***] (i) either a Holding Option Target or a Reserve Option Target while the applicable Holding Option or Reserve Option is outstanding and/or (ii) a Licensed Target while the exclusive license granted under the applicable License Agreement remains in effect; and (c) to otherwise exploit such Improvement for any and all uses [***].  [***] shall be effective in any given case only if [***].  For purposes of clarity, the license granted under this Section 2.3 excludes any right to research, develop, make, have made, use, have used, sell, have sold, offer for sale, import, export or otherwise commercialize any Licensed Product for any use in the field of human therapeutic, prophylactic and diagnostic uses while the exclusive license granted under the applicable License Agreement remains in effect.

3.                                      HOLDING OPTIONS; RESERVE OPTIONS; EXCLUSIVE LICENSES

3.1                               Holding Options.

(a)                                  Holding Option Request and Grant.  Subject to the limitations set forth in Section 3.1(c) hereof, Lilly may from time to time during the Term provide written notice to ImmunoGen requesting the grant by ImmunoGen of an exclusive option (each such option, a “Holding Option”) to obtain a Reserve Option, with respect to a single Target specified in such written notice (the “Holding Option Request”), which Target shall be identified by its common designation(s) and unique UniProtKB/Swiss Prot accession number.  ImmunoGen shall provide a written response (the “Holding Option Response”) to Lilly within [***] Business Days of ImmunoGen’s receipt of the Holding Option Request indicating whether or not, as of the date of ImmunoGen’s receipt of the Holding Option Request, the Proposed Target specified in the Holding Option Request is an Excluded Target.  If ImmunoGen timely provides a Holding

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Option Response to Lilly indicating that the Proposed Target specified in the Holding Option Request is not an Excluded Target, or if ImmunoGen fails to timely provide a Holding Option Response, then: (i) such Holding Option shall be deemed to have been automatically granted to Lilly; (ii) the Proposed Target shall be deemed to be a Holding Option Target for purposes of this Agreement; and (iii) for the duration of the Holding Option Period, ImmunoGen shall not [***].  If any Excluded Target with respect to which Lilly has delivered a Holding Option Request ceases to be an Excluded Target during the Term, then ImmunoGen will promptly notify Lilly thereof and subject to notice, availability and the limitations pursuant to this Section 3.1, Lilly shall have the right to submit a Holding Option Request with respect to such Target.

(b)                                  Exercise of Holding Options; Grant of Reserve Options.  Subject to the limitations set forth in Section 3.2(b) hereof, Lilly shall have the right to exercise a Holding Option at any time during the period commencing on the Holding Option Grant Date and continuing for a period of [***] months thereafter (the “Holding Option Period”); provided, however that no Holding Option Period shall extend beyond the expiration of the Term.  Lilly shall exercise a Holding Option by delivering written notice of exercise thereof (the “Holding Option Exercise Notice”), which notice shall specify the Holding Option Target.  Upon ImmunoGen’s receipt of a Holding Option Exercise Notice (the “Reserve Option Grant Date”), (i) a Reserve Option shall be deemed to have been automatically granted, (ii) the applicable Holding Option Target shall be deemed to be a Reserve Option Target for purposes of this Agreement and (iii) for the duration of the Reserve Option Period, ImmunoGen shall not [***].

(c)                                   Number of Holding Options.  Lilly may take up to a total of [***] Holding Options during the Term.  If a Holding Option expires without being exercised for any reason, such Expired Holding Option shall nevertheless continue to count against the aggregate number of Holding Options available to Lilly under this Section 3.1.

(d)                                  Expiration of Holding Options.  If Lilly fails to exercise any Holding Option prior to the expiration of the applicable Holding Option Period (each, an “Expired Holding Option”), then ImmunoGen shall have the right to [***] with respect to a [***]; provided, however, that Lilly may submit another Holding Option Request with respect to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Target covered by such Expired Holding Option subject to notice, availability and the limitations pursuant to this Section 3.1 hereof.

3.2                               Reserve Options; Grant of Exclusive Licenses.

(a)                                  Exercise of Reserve Options.  Subject to the limitations set forth in Section 3.3 hereof, Lilly shall have the right to exercise a Reserve Option at any time during the period commencing on the Reserve Option Grant Date and continuing until [***], subject to earlier termination in accordance with Section 3.2(c) hereof (the “Reserve Option Period”).  Lilly shall exercise a Reserve Option by delivering written notice of exercise thereof to ImmunoGen, which notice shall specify the Reserve Option Target.  Upon delivery of the written notice of exercise of a Reserve Option as provided in this Section 3.2(a), (i) the Licensed Intellectual Property (as defined in the License Agreement) shall be exclusively licensed with respect to such single Reserve Option Target specified in such notice to Lilly on the terms and subject to the conditions set forth in the relevant License Agreement (each an “Exclusive License”), and (ii) such Exclusive License shall be effective as of the date of ImmunoGen’s receipt of Lilly’s notice of exercise of the Reserve Option with respect to the Reserve Option Target that is the subject of the Exclusive License (the “Exclusive License Effective Date”).  ImmunoGen shall deliver to Lilly, within [***] Business Days following ImmunoGen’s receipt of Lilly’s notice of exercise of a Reserve Option, a License Agreement executed on behalf of ImmunoGen in which ImmunoGen has (A) inserted the name and unique UniProtKB/Swiss Prot accession number of the applicable Licensed Target in Schedule A of the License Agreement; and (B) inserted the Exclusive License Effective Date into the License Agreement as the effective date of the Exclusive License.  Subject to Section 3.4 hereof, Lilly’s failure to return a copy of such License Agreement that has been executed on behalf of Lilly, within [***] Business Days after the receipt of the executed License Agreement from ImmunoGen shall be deemed to be a Material Breach by Lilly.  In the event of any failure by ImmunoGen to deliver a copy of the License Agreement as described above, ImmunoGen shall be deemed to have granted to Lilly the rights with respect to the Exclusive License consistent with the License Agreement.

(b)                                  Number of Reserve Options.  Lilly shall have the right to [***] outstanding, unexercised Reserve Options [***] during the Term; provided, that Lilly may not

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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exercise a Holding Option if, at the time of such intended exercise, the number of then outstanding, unexercised Reserve Options equals or exceeds [***].

(c)                                   Termination of Reserve Options.  Lilly may terminate any outstanding Reserve Option at any time during the Reserve Option Period, effective immediately upon Lilly’s providing written notice of termination to ImmunoGen, which notice shall identify the Reserve Option Target to be terminated (each, a “Terminated Reserve Option”).  Upon termination of a Reserve Option as provided in this Section 3.2(c), the Parties shall have the same rights set forth in Section 3.1(d) hereof with respect to the Target subject to such Terminated Reserve Option as if the Terminated Reserve Option were an Expired Holding Option.

3.3                               Number of Exclusive Licenses; Upfront Fees.  Anything contained in this Agreement to the contrary notwithstanding, Lilly may take Exclusive Licenses to up to a total of three (3) Reserve Option Targets during the Term.  Except as set forth below, each Exclusive License shall provide for an upfront fee, payable by Lilly to ImmunoGen within [***] days following the effective date of such Exclusive License.  No upfront fee is due for the first Exclusive License taken hereunder; however, with respect to subsequent Exclusive Licenses, if any, the upfront fee for each of the remaining Exclusive Licenses shall be Two Million United States Dollars ($2,000,000).  Subject to Section 3.4 hereof, if an Exclusive License is terminated at any time for any reason, such terminated Exclusive License shall nevertheless continue to be counted against the aggregate number of Exclusive Licenses available to Lilly under this Section 3.3.

3.4                               Rescission of Exercise of Reserve Option.  Anything contained this Agreement to the contrary notwithstanding, if, in connection with Lilly’s exercise of any Reserve Option, ImmunoGen delivers a Disclosure Letter in connection with the execution and delivery of the applicable License Agreement [***] Business Days of ImmunoGen’s receipt of the applicable Reserve Option exercise notice, then Lilly shall be entitled to rescind the exercise of such Reserve Option by delivering written notice of such rescission within [***] Business Days of Lilly’s receipt of the Disclosure Letter.  Any failure by ImmunoGen to deliver a Disclosure Letter to Lilly within the applicable [***] Business Day period described above shall be deemed a waiver of ImmunoGen’s right to qualify its representations and warranties in the applicable

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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License Agreement by any information that ImmunoGen may have intended to include in such Disclosure Letter.  If ImmunoGen delivers a Disclosure Letter on a timely basis, then any failure by Lilly to deliver a rescission notice to ImmunoGen within the applicable [***] Business Day period described above shall be deemed a waiver of Lilly’s right to rescind the exercise of such Reserve Option pursuant to this Section 3.4, and ImmunoGen’s representations and warranties in the applicable License Agreement shall be qualified by any information contained in such Disclosure Letter.  If a Reserve Option is rescinded pursuant to this Section 3.4, (a) the Exclusive License relating to such Reserve Option shall not be counted against the aggregate number of Exclusive Licenses available to Lilly under Section 3.3 hereof, and (b) the Reserve Option shall remain outstanding in accordance with its original terms; provided, however, that if the Reserve Option Period would have expired at any time within the period beginning on the date that Lilly exercises the Reserve Option and ending on the [***] Business Day after Lilly’s delivery of the rescission notice to ImmunoGen, Lilly shall have the right to exercise a Reserve Option for the same or a different Reserve Option Target within [***] Business Days (or such longer period as may be mutually agreed to in writing by the Parties) after Lilly’s delivery of the rescission notice to ImmunoGen.

3.5                               Excluded Target Verification.  Subject to the other terms of this Section 3.5, at the request of Lilly (which request may not be given more than [***] Business Days after a Proposed Target has been identified by ImmunoGen as an Excluded Target in a Holding Option Response), at any time during normal business hours within [***] Business Days of ImmunoGen’s delivery to Lilly of written acknowledgement of ImmunoGen’s receipt of such request, ImmunoGen shall permit an independent law firm [***] to inspect (during regular business hours) the relevant records upon which ImmunoGen based its determination that such Proposed Target was an Excluded Target at the time of ImmunoGen’s receipt of the Holding Option Request.  Before permitting such law firm to have access to such records, ImmunoGen may require such law firm to enter into a confidentiality agreement (in form and substance reasonably acceptable to both Parties) as to any confidential information that is to be provided to such law firm while conducting the verification contemplated hereby.  The law firm shall be instructed to provide both Parties with a written report stating its conclusion as to whether ImmunoGen’s determination that a Proposed Target was an Excluded Target was correct within

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***] days after the completion of its inspection.  Such law firm may not reveal to Lilly any other information learned in the course of such examination, including, without limitation, the basis for ImmunoGen’s determination.  Lilly agrees to treat all information disclosed to it in accordance with this Section 3.5 as ImmunoGen’s Confidential Information, except to the extent necessary for Lilly to enforce its rights under this Agreement.  If the law firm’s report concludes that ImmunoGen’s determination was correct, Lilly shall be responsible for paying all fees and expenses invoiced by the law firm.  If the law firm’s report concludes that ImmunoGen’s determination was incorrect, (a) Lilly shall automatically be deemed to have delivered another Holding Option Request for such Proposed Target as of the date of such determination and (b) ImmunoGen shall be responsible for paying all reasonable fees and expenses invoiced by the law firm.

4.                                      RESEARCH PROGRAM

4.1                               Alliance Management.

(a)                                  Appointment of Alliance Managers.  Promptly after the Effective Date, the Parties shall each appoint an individual who shall oversee contact between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder (the “Alliance Managers”).  The Alliance Managers may, but are not required to be, members of the JRC, but in all events the Alliance Managers shall have the right to attend all meetings of the JRC and may bring to the attention of the JRC any matters or issues either of them reasonably believes should be discussed by such committee.  Each Party may replace its Alliance Manager at any time by written notice to the other Party.

(b)                                  Responsibilities.  The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder.  Without limiting the generality of the foregoing, the Alliance Managers shall:

(i)                                     identify and bring to the attention of their respective managements any disputes arising between the Parties related to this Agreement or the Parties’ respective activities hereunder in a timely manner, including, without limitation, any asserted occurrence of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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a Material Breach by a Party, and function as the point of first referral in the resolution of each dispute;

(ii)                                  provide a single point of communication between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iii)                               plan and coordinate efforts and external communications by or between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iv)                              take such steps as may be required to ensure that meetings of the JRC occur as set forth in this Agreement, that procedures are followed with respect to such meetings (including, without limitation, the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and

(v)                                 undertake such other responsibilities as the Parties may mutually agree in writing.

4.2                               Joint Research Committee.

(a)                                  Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall form a joint research committee (the “JRC”) to serve as a forum for coordination and communication between the Parties with respect to the Research Program.  Within [***] days after the Effective Date, the Parties shall each nominate an equal number of representatives (which shall be no less than two (2) or more than five (5) each) for membership on the JRC.  Each Party may change its representative(s) as it deems appropriate by written notice to the other Party.  From time to time the JRC may establish one or more sub-teams comprised of an equal number of representatives of both Parties to undertake specific responsibilities of the JRC, which sub-teams shall be governed in the same manner and subject to the relevant requirements set forth herein for the JRC.

(b)                                  Chair of Committee; Meetings.  The chair of the JRC shall be one of the Lilly representatives (or at Lilly’s sole discretion, co-chaired by two Lilly representatives) on the JRC, as designated by Lilly.  The JRC shall meet on a quarterly basis or other schedule agreed upon by the Parties, unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting.  In such instance, the next JRC meeting shall also be

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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scheduled as agreed upon by the Parties.  The location of meetings of the JRC shall alternate between ImmunoGen’s offices and Lilly’s offices, unless otherwise agreed by the Parties.  As agreed upon by the Parties, JRC meetings may be face-to-face or may be conducted through teleconferences or videoconferences, provided that at least two (2) JRC meetings during any Calendar Year shall be conducted face-to-face, unless otherwise agreed to by the Parties.  In addition to its JRC representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by JRC representatives or other attendees at JRC meetings, as a result of such meetings hereunder.  Minutes of each JRC meeting will be transcribed and issued to members of the JRC by the Alliance Manager (or his or her designee) of one of the Parties on an alternating basis within [***] days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

(c)                                   Decision Making.  Each Party shall have one (1) vote on the JRC.  Both Parties must vote in the affirmative for the JRC to take any action that requires the vote of the JRC.  If the JRC is unable to reach unanimous agreement on any matter within thirty (30) days following the date such matter was first put to a vote, then the Parties shall make a good faith effort to resolve such Dispute in accordance with Section 11.12 hereof.  If the Parties are unable to resolve the Dispute in accordance with Section 11.12 hereof, then Lilly shall have the right to cast the deciding vote, but shall only exercise such right in good faith after full consideration of [***]; provided, however, that following the decision-making procedures described above, the JRC may [***] or [***] or any [***] under circumstances where such [***] is [***] with [***] of [***].

(d)                                  Responsibilities.  The JRC shall be responsible for the following:

(i)                                     overseeing the Research Program;

(ii)                                  providing a forum for consensual decision making with respect to the Research Program;

(iii)                               preparing and approving the Research Plan for each Program Target by Calendar Quarter for each Calendar Year including annual budget broken down by Calendar Quarter;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(iv)                              monitoring the Parties’ compliance with their respective obligations under the Research Plan, including the accomplishment of key objectives, reviewing actual Calendar Quarter spending versus plan, or creating specific technical teams to monitor and report the same to the JRC;

(v)                                 reviewing and circulating to the Parties data, reports or other information submitted by either Party with respect to work conducted under the Research Program;

(vi)                              reviewing and approving any amendments to the Research Plan and evaluating any substantive departures by either Party from the Research Plan; and

(vii)                           making such other decisions as may be delegated to the JRC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.

4.3                               Research Program.

(a)                                  Objectives of the Research Program.  The objectives of the Research Program shall be the identification of Ab-MAY Products directed to one or more Holding Option Targets and Reserve Option Targets that (i) consist of one or more Lilly Antibodies conjugated to one or more MAY Compounds and (ii) are suitable for further development and commercialization as Licensed Products under an Exclusive License.

(b)                                  Research Plan.  The JRC shall create a Research Plan describing activities for each Holding Option Target and Research Option Target that is reasonably designed to achieve the objectives of the Research Program and is consistent with the terms of this Agreement.  An initial Research Plan template is attached hereto as Schedule B, which summary template serves as baseline guidance on a per Program Target basis.  Deviations from the Research Plan summary attached hereto as Schedule B shall be made on a Program Target-by-Program Target basis as determined by the JRC in accordance with Section 4.2(c) hereof.  Each amendment, modification and update of the Research Plan shall be set forth in a written document prepared by, or at the direction of, the JRC and approved by the JRC, and shall specifically state that it is an amendment, modification or update to the Research Plan and shall be attached to the minutes of the meeting of the JRC at which such amendment, modification or update was approved by the JRC.  Without limiting the nature or frequency of any other

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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amendments, modifications or updates of the Research Plan that may be approved by the JRC, the Research Plan shall be updated at least once prior to the end of each Calendar Quarter to describe the research activities to be carried out by each Party during the next two (2) Calendar Quarters during the Term in conducting the Research Program.  Anything contained in this Agreement to the contrary notwithstanding, the Research Plan, as the same may be amended, modified or updated, shall not require ImmunoGen to devote [***] FTEs (on an annualized basis) at any given time during the Term to the conduct of the ImmunoGen Activities, without ImmunoGen’s prior written consent, which consent ImmunoGen may withhold in its sole discretion.  Prior to the end of each Calendar Quarter during the Term, the JRC shall determine the number of FTEs to be devoted to the conduct of the ImmunoGen Activities in each of the next two (2) following Calendar Quarters (each a “Rolling Forecast”).  ImmunoGen shall not be required to devote more than [***] FTE (on an annualized basis) during the second Calendar Quarter of each Rolling Forecast over the maximum number of FTEs set forth for the second Calendar Quarter of the immediately preceding Rolling Forecast (or, [***], the [***] of FTEs (on an annualized basis) [***] during the [***] the [***] in question) without ImmunoGen’s prior written consent, which consent ImmunoGen may withhold in its sole discretion.  Notwithstanding the foregoing, ImmunoGen shall not be required to devote more than (x) [***] FTEs (on an annualized basis) during each of the [***] during the Term (appropriately pro-rated for the first Calendar Quarter during the Term), and (y) [***] FTEs (on an annualized basis) during the [***] during the Term, in each case without ImmunoGen’s prior written consent, which consent ImmunoGen may withhold in its sole discretion.

(c)                                   Conduct of the Research Program.  In consultation with the JRC and in accordance with the objectives of the Research Program, each Party shall be primarily responsible for those tasks and obligations in connection with the Research Program that are assigned to it pursuant to this Section 4.3 and the Research Plan.  Without limiting the foregoing, the Parties agree as follows:

(i)                                     Lilly Activities Under the Research Program.  Subject to ImmunoGen’s conduct of the ImmunoGen Activities, Lilly shall have the sole right and responsibility for all aspects related to the research and early stage development of Ab-MAY Products directed to Holding Option Targets and Reserve Option Targets under the Research

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Program, including, without limitation, (A) making all strategic and tactical decisions with respect thereto, (B) assessing alternative product designs, (C) the final selection of the Lilly Antibodies, MAY Compounds and linkers to be used in such Ab-MAY Products and the selection of Ab-MAY Products to be further developed as Licensed Products under an Exclusive License and (D) the conduct of, at its sole cost and expense, all preclinical studies (including dose range finding and safety studies in animals, [***] with respect to the Ab-MAY Products so selected.

(ii)                                  ImmunoGen Activities Under the Research Program.  Subject to payment by Lilly of the consideration set forth in Section 5.2 hereof, ImmunoGen will use commercially reasonable efforts to perform the ImmunoGen Activities as set forth in the Research Plan; provided, however, that the ImmunoGen Activities shall [***].  If, at any time during the performance of the ImmunoGen Activities, ImmunoGen determines that the actual FTE Cost for all ImmunoGen Activities to be performed during a particular Calendar Quarter is expected to exceed the number set forth in the Research Plan for such Calendar Quarter by [***], ImmunoGen shall notify Lilly.  The Parties shall promptly thereafter discuss in good faith whether to incur such additional FTE Cost or whether to decrease the activities to be performed, such that such increased FTE Cost is not incurred.  The JRC shall be the forum for discussions about an extension of ImmunoGen Activities not covered by the budget as laid down in the Research Plan, provided that the JRC may not propose the use of [***] FTEs [***] during a Calendar Quarter as set forth in Section 4.3(b) hereof without the prior written consent of ImmunoGen.  To the extent that the Research Plan calls for ImmunoGen to create Ab-MAY Products, Lilly shall supply ImmunoGen with quantities of Lilly Antibodies directed to the applicable Holding Option Target or Reserve Option Target, as the case may be, in sufficient quantity to enable ImmunoGen to produce such Ab-MAY Products.  Furthermore, ImmunoGen agrees that it will carry out and/or perform all the ImmunoGen Activities [***] and such activities shall be [***].

(d)                                  Diligence.  During the Term, each Party shall use [***] to perform its respective obligations under the Research Program in accordance with the Research Plan and shall commit such resources as are specified in the Research Plan as may be [***] to conduct its activities as set forth therein [***].  Without limiting the foregoing, the Parties shall commit such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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scientific resources, including, but not limited to, consultants, facilities, equipment and Proprietary Materials, as are [***] to achieve the objectives of the Research Program.  [***].

(e)                                   Compliance.  Each Party shall perform its obligations under the Research Plan in good scientific manner and in compliance in all material respects with all Applicable Laws.  With respect to all Research Materials that ImmunoGen supplies to Lilly in connection with the Research Program, Lilly hereby agrees that (i) it shall not use such materials in any human subject, (ii) it shall use such materials in compliance with all Applicable Laws and (iii) it shall use such materials solely in connection with the Research Program or an Exclusive License.  Furthermore, each Party, to the extent applicable, will comply with Lilly’s animal use policy as set forth in Schedule C attached hereto in carrying out any animal research, if any, under the Research Program.

(f)                                    Cooperation.  The Parties shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably required for the other Party to perform its obligations under the Research Program.  For purposes of clarity, once Lilly has taken an Exclusive License, all subsequent preclinical and clinical development activities with respect to the applicable Licensed Products shall be conducted in accordance with the terms of such Exclusive License, and not pursuant to the Research Program.

4.4                               Supply of Materials.  Except as set forth below, Lilly shall be responsible, at its sole cost, for manufacturing or having manufactured through Affiliates and/or Permitted Third Party Service Providers, all materials (including, without limitation, all Antibodies, MAY Compounds and Ab-MAY Products) to enable it to conduct the Research Program.  Unless otherwise agreed to by the Parties, ImmunoGen’s cost of making Ab-MAY Product (excluding the cost of the Antibody of any such Ab-MAY Product) in batches consisting of [***] in connection with the conduct of the ImmunoGen Activities is [***] being charged for such ImmunoGen Activities.  ImmunoGen will also provide relevant free MAY Compound and anti-maytansine Antibody to Lilly for biological and analytical research directly related to the development of Ab-MAY Products directed to Program Targets; provided that ImmunoGen will provide [***] and [***] at [***] with respect to the overall Research Program, with additional amounts of the foregoing to be provided at ImmunoGen’s established standard pricing as

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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consistently applied by ImmunoGen, as reasonably determined to be necessary by the JRC for Lilly to complete such biological research and analytical research directly related to the development of Ab-MAY Products directed to Program Targets.  If, during the Term, Lilly requests that ImmunoGen conduct (a) process development, (b) analytical method development, or (c) manufacturing and/or supply of Ab-MAY Product in bulk drug substance form for any GLP toxicology studies, clinical studies, or commercial scale-up, but excluding pivotal studies and commercial supply, then the Parties shall negotiate in good faith the terms of separate written agreements with respect to such activities [***].  In the event Lilly elects to manufacture or have manufactured by a Permitted Third Party Service Provider Ab-MAY Products, or linkers or MAY Compounds therefor, then ImmunoGen shall (i) provide the Technical Transfer Materials to Lilly for the purpose of enabling Lilly to exercise its rights under this Agreement with respect to a specific Ab-MAY Product [***].

5.                                      FINANCIAL TERMS

5.1                               Upfront Fee.  In consideration of the rights granted to Lilly under this Agreement, Lilly hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of Twenty Million United States Dollars ($20,000,000) payable in accordance with Section 5.3 hereof within [***] days after the Effective Date, which Upfront Fee shall be non-refundable and non-creditable.

5.2                               Research Program Funding.  During the period commencing on the Effective Date and continuing until the expiration of the Term, Lilly shall pay ImmunoGen the FTE Cost for the conduct of ImmunoGen Activities on a quarterly basis in arrears.  Within [***] days following the last day of each Calendar Quarter during the Term, ImmunoGen shall provide a report and invoice setting forth the aggregate number of hours devoted by ImmunoGen employees in performing ImmunoGen Activities during such Calendar Quarter [***].  Within [***] days from the date of its receipt of each such invoice, Lilly will pay to ImmunoGen the invoice amount due as reimbursement for the ImmunoGen Activities in accordance with Section 5.3 hereof.  If Lilly disputes any charge contained in an invoice, it will pay any undisputed amount in accordance with the preceding sentence, and the disputed amount will be addressed under the dispute resolution provisions of Section 11.12 hereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.3                               Payment Terms.

(a)                                  No-Set-Off; Tax Withholding.  All payments made by Lilly to ImmunoGen hereunder shall be made without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes, if any.  Lilly shall make any applicable withholding payments due on behalf of ImmunoGen and shall provide ImmunoGen with reasonable proof of payment of such withholding taxes, together with an accounting of the calculations of such taxes, within [***] days after such payment is remitted to the proper authority.  Any withheld tax remitted by Lilly to the proper authority shall be treated as having been paid by Lilly to ImmunoGen for all purposes of this Agreement.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any Applicable Laws in connection with the making of any required withholding tax payment, or in connection with any claim to a refund of or credit for any such payment.

(b)                                  Wire Transfers.  All payments hereunder shall be made to ImmunoGen in U.S. Dollars by bank wire transfer in immediately available funds to the account designated by ImmunoGen by written notice from time to time.

5.4                               Overdue Payments.   Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***], or (b) the maximum interest rate permitted by Applicable Law in regard to such payments, calculated in each case from the date such payment was due through to the date on which payment is actually made; provided, that with respect to any disputed payments, no interest payment shall be due until such dispute is resolved and the interest that shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.  Such payment when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

5.5                               Records Retention; Audit.

(a)                                  Records Retention.  ImmunoGen shall keep for at least [***] years from [***] complete and accurate records of the FTE Cost for ImmunoGen Activities performed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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hereunder in sufficient detail to allow the accuracy of the amounts charged to Lilly to be confirmed.

(b)                                  Audit.  Subject to the other terms of this Section 5.5(b), at the request of Lilly, upon at least [***] Business Days’ prior written notice, but no more often than [***] and not [***] with respect to records covering any specific period of time, and at its sole expense (except as otherwise provided herein), ImmunoGen shall permit an internationally recognized independent accounting firm reasonably selected by Lilly and reasonably acceptable to ImmunoGen to inspect (during regular business hours) at such place or places where such records are customarily kept the relevant records required to be maintained by ImmunoGen under Section 5.5(a) hereof.  At Lilly’s request, the independent accounting firm shall be entitled to audit the [***] years of ImmunoGen’s records solely for purposes of verifying ImmunoGen’s calculation of FTE Cost for ImmunoGen Activities performed during the period subject to review.  Before beginning the audit the independent accounting firm shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 hereof limiting the disclosure and use of such information by such independent accounting firm to authorized representatives of the Parties and the purposes germane to this Section 5.5.  The independent accounting firm shall provide its audit report and basis for any determination to ImmunoGen at the time such report is provided to Lilly.  ImmunoGen and Lilly shall each have the right to request a further determination by such independent accounting firm as to matters which such Party disputes within [***] days following receipt of such report.  The Party initiating a dispute will provide the other Party and the independent accounting firm with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the independent accounting firm shall undertake to complete such further determination within [***] days after the dispute notice is provided, which determination shall be limited to the disputed matters and provided to both Parties.  The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion.  The results of any such audit, reflecting the independent accounting firm’s determination of any disputed matters, shall be binding on both Parties.  Lilly agrees to treat the results of any such independent accounting firm’s review of ImmunoGen’s records under this Section 5.5(b) as Confidential Information of ImmunoGen

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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subject to the terms of Section 6 hereof.  If any such audit reveals an inaccuracy in the calculation of FTE Cost for the ImmunoGen Activities performed during the period covered by the review resulting in any overpayment by Lilly, ImmunoGen shall refund the amount of any such overpayment, and if such overpayment is by [***] of the amount due and also is [***], ImmunoGen shall pay the reasonable costs and expenses of the audit.  If any audit reveals an inaccuracy in the calculation of FTE Cost for the ImmunoGen Activities performed during the period covered by the review resulting in an underpayment by Lilly, ImmunoGen may invoice Lilly for such underpayment, and Lilly will pay such invoice within [***] days from the date of its receipt of such invoice, in accordance with Section 5.3 hereof.

6.                                      TREATMENT OF CONFIDENTIAL INFORMATION

6.1                               Confidentiality.

(a)                                  Confidentiality Obligations.  ImmunoGen and Lilly each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and Lilly each agrees that, subject to Section 6.1(b) hereof, during the Term and for an additional [***] years thereafter, (i) it will not disclose, and will cause its Affiliates (and, in the case of Lilly, its Permitted Third Party Service Providers) not to disclose, any Confidential Information of the other Party and (ii) it will not use, and will cause its Affiliates (and, in the case of Lilly, its Permitted Third Party Service Providers) not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates (and, in the case of Lilly, its Permitted Third Party Service Providers) to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.

(b)                                  Limited Disclosure.  Each Receiving Party shall be entitled to disclose the Disclosing Party’s Confidential Information to employees, consultants, subcontractors and Affiliates of the Receiving Party to enable the Receiving Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that such disclosure shall only be made to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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persons who are bound by written obligations as described in Section 6.1(c) hereof.  In addition, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure (i) is reasonably necessary to file, prosecute or maintain patents or patent applications, or to file, prosecute or defend litigation related to patents or patent applications [***] and in accordance with this Agreement, or (ii) as required by Applicable Laws, provided that in the case of any disclosure under this clause (ii), the Receiving Party shall (A) if practicable, provide the Disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (B) if requested by the Disclosing Party, cooperate in all reasonable respects with the Disclosing Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the Disclosing Party’s expense, and (C) use good faith efforts to incorporate the comments of the Disclosing Party in any such disclosure or request for confidential treatment or a protective order.

(c)                                   Employees, Consultants and Subcontractors.  ImmunoGen and Lilly each hereby represents and warrants that all of its and its Affiliates’ Representatives who participate in the activities contemplated by this Agreement or who otherwise have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates (and, in the case of Lilly, its Permitted Third Party Service Providers) to use, reasonable efforts to enforce such obligations.

6.2                               Publicity.  The Parties acknowledge that the terms of this Agreement constitute the Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1(b) hereof.  In addition, either Party may disclose the terms of this Agreement (a) on a need-to-know basis to such Party’s legal, accounting and financial advisors and (b) as reasonably necessary in connection with any actual or potential (i) debt or equity financing of such Party or (ii) purchase by any Third Party of all the outstanding capital stock or all or substantially all of the assets of such Party or any merger or consolidation involving such Party; provided that ImmunoGen shall not disclose the identity of any Program Targets, the form of Research Plan, and any specific Research Plans under this clause (b); and provided further that in each case the Person to whom the terms of this Agreement is to be disclosed agrees in writing to maintain the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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confidentiality of such information with terms at least as protective as those contained in Section 6.1(a) hereof.  Anything contained in this Agreement to the contrary notwithstanding, upon the execution of this Agreement ImmunoGen may issue a press release with respect to this Agreement (the final form of which shall have been reviewed and approved by Lilly prior to the Effective Date, which approval shall not be unreasonably withheld, conditioned or delayed) and either Party may make subsequent and repeated public disclosure of the contents thereof without further approval of the other Party.  After issuance of such press release, neither Party shall publish, present or otherwise disclose publicly any material related to events arising under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that notwithstanding the foregoing, (A) neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws; and (B) either Party shall be permitted to publish such material in scientific journals or present such material at scientific conferences in accordance with Section 6.3 hereof.  Either Party may make subsequent and repeated public disclosure of the contents of any disclosures permitted by the preceding sentence without the prior written consent of the other Party.

6.3                               Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder.  Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Research Program to the extent such results refer to, derive from or otherwise relate to the Licensed Intellectual Property (the “Covered Results”) without the prior review by and approval of the other Party; provided, that it shall not be deemed unreasonable for Lilly to withhold its consent to any request by ImmunoGen to publish or present any Covered Results prior to the planned publication or dissemination of such Covered Results by Lilly.  Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Covered Results at least [***] days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] day period, not to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] days [***] from the date of such written request to seek appropriate patent protection for any Covered Rights in such publication or presentation that it reasonably believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.

6.4                               Integration.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement.  Any confidential information of a Party under any such agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.

7.                                      PROVISIONS CONCERNING THE FILING, PROSECUTION AND
MAINTENANCE OF PATENT RIGHTS

7.1                               Ownership of Intellectual Property; Disclosure.  Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law.

(a)                                  Solely-Owned Technology.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties (i) ImmunoGen shall be the sole owner of the Licensed Intellectual Property (other than the Joint Program Technology and Joint Improvements included therein), and (ii) subject to Section 7.3(b) hereof, Lilly shall be the sole owner of Lilly Improvements and any Patent Rights claiming Lilly Improvements and/or Lilly Antibodies.

(b)                                  Jointly-Owned Technology.  All Joint Program Technology and Joint Improvements shall be jointly owned by ImmunoGen and Lilly.  The Parties shall also jointly own any Patent Rights claiming such Joint Program Technology and Joint Improvements.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)                                   Disclosure.  Each Party shall provide to the other Party any invention disclosure related to any Joint Program Technology or Joint Improvements within [***] days after such Party receives such disclosure from its employees or others obligated to assign or license inventions to such Party or any Affiliate of such Party.

7.2                               Patent Filing, Prosecution and Maintenance.

(a)                                  Licensed Patent Rights.  ImmunoGen, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Licensed Patent Rights (other than Licensed Patent Rights claiming Joint Program Technology or Joint Improvements).

(b)                                  Lilly Improvements.  Lilly, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Lilly Improvements.  Lilly will keep ImmunoGen reasonably informed of the status of the filing, prosecution and maintenance of any such Patent Rights, including, without limitation, by using commercially reasonable efforts to provide ImmunoGen a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ImmunoGen has a reasonable opportunity to review and comment.

(c)                                   Joint Program Technology and Joint Improvements.

(i)                                     Prior to either Party filing any patent application disclosing Joint Program Technology or Joint Improvements, the Parties shall establish a committee (the “Patent Committee”) comprised of at least one (1) representative of each Party for the purpose of facilitating the preparation, filing, prosecution, maintenance and defense of Patent Rights claiming Joint Program Technology and/or Joint Improvements.  As agreed upon by the Parties, meetings of the Patent Committee may be face-to-face or may be conducted by teleconferences or videoconferences, from time to time as needed.  The Patent Committee will be the forum through which the Parties coordinate their respective obligations to each other described in this Section 7.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(ii)                                  Subject to the terms contained herein, Lilly shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Program Technology, using patent counsel and agents selected by Lilly and approved by ImmunoGen, which approval shall not be unreasonably withheld, conditioned or delayed.

(iii)                               Subject to the terms contained herein, ImmunoGen shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Improvements, using patent counsel and agents selected by ImmunoGen and approved by Lilly, which approval shall not be unreasonably withheld, conditioned or delayed.

(iv)                              The Party undertaking the responsibility for the filing, prosecution and maintenance of any Patent Rights claiming Joint Program Technology or Joint Improvements (A) will provide the other Party with a copy of any proposed patent application claiming Joint Program Technology or Joint Improvements for review and comment reasonably in advance (but at least [***] days in advance) of filing, and (B) will otherwise keep the other Party reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, by using commercially reasonable efforts to provide the other Party a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the other Party has a reasonable opportunity to review and comment.

(d)                                  Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, prosecution and maintenance of any Patent Rights pursuant to this Section 7.2.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring employees or others to execute such papers or instruments, so as to effectuate the ownership of such Patent Rights and to enable the filing, prosecution, maintenance and extension thereof in any country or region.  In addition, the Parties shall reasonably cooperate with each other in obtaining patent term restoration or supplemental protection

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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certificates or their equivalents in any country in the Territory where applicable to the Licensed Patent Rights.

(e)                                   Improper Patent Filings.  [***].

7.3                               Abandonment.

(a)                                  Licensed Patent Rights; Joint Improvements.  If ImmunoGen decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Licensed Patent Rights or Patent Rights claiming Joint Improvements for which it is the filing party under Sections 7.2(a) and 7.2(c)(iii) hereof in any country or region in the Territory, ImmunoGen shall inform Lilly of such decision promptly and, in any event, so as to provide Lilly a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  Lilly shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at Lilly’s sole expense and through patent counsel or agents of its choice.  Lilly shall not become an assignee of such Licensed Patent Rights or of ImmunoGen’s interest in such Patent Rights claiming Joint Improvements as a result of its assumption of such responsibility.  Upon transfer of ImmunoGen’s responsibility for prosecuting, maintaining and defending any of the Licensed Patent Rights or Patent Rights claiming Joint Improvements under this Section 7.3(a) hereof, ImmunoGen shall promptly deliver to Lilly copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for Lilly to assume such prosecution, maintenance and defense.

(b)                                  Lilly Improvements; Joint Program Technology.  If Lilly decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Patent Rights claiming Lilly Improvements or Patent Rights claiming Joint Program Technology for which Lilly is the filing party under Sections 7.2(b) and 7.2(c)(ii) hereof in any country or region in the Territory, Lilly shall inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  ImmunoGen shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at ImmunoGen’s sole expense and through patent counsel or agents of its choice.  ImmunoGen shall not become an assignee of Lilly’s interest in such Patent Rights claiming Lilly Improvements or Joint Program Technology as a result of its assumption of such responsibility.  Upon transfer of Lilly’s responsibility for prosecuting, maintaining and defending any of the Patent Rights claiming Lilly Improvements or Joint Program Technology under this Section 7.3(b), Lilly shall promptly deliver to ImmunoGen copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense and to assign ownership of such Lilly Improvements to ImmunoGen.

7.4                               Third Party Infringement.

(a)                                  Licensed Patent Rights.  ImmunoGen shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any and all actual or suspected infringement of the Licensed Patent Rights (other than Patent Rights claiming Joint Program Technology).

(b)                                  Lilly Improvements; Joint Program Technology.  Lilly shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any and all actual or suspected infringement of Patent Rights claiming Lilly Improvements or Joint Program Technology.

7.5                               Cooperation.  Each Party shall give notice to the other Party of any actual or suspected infringement by a Third Party of any Licensed Patent Rights and shall execute all papers and perform such other acts (other than monetary) as may be reasonably required to maintain any infringement suit brought in accordance with Section 7.4 hereof (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff in such suit or otherwise joining such suit), and at its option and expense, may be represented in such suit by counsel of its choice.

7.6                               No Obligation.  Neither Party shall have any obligation to the other Party under this Agreement to pay any fees or costs: (a) for the other Party’s bringing of a lawsuit or other action to enforce any Licensed Patent Rights or Patent Rights claiming Lilly Improvements, or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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any other patent owned by a Party against actual or suspected infringement or (b) for the other Party to obtain for its own benefit independent business or legal advice concerning any of the Patent Rights set forth in clause (a) above.

8.                                      TERM AND TERMINATION

8.1                               Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the third (3rd) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “Term”).

8.2                               Termination.  Subject to the other terms of this Agreement:

(a)                                  Voluntary Termination by Lilly.  Lilly shall have the right to terminate this Agreement at any time upon not less than [***] days’ prior written notice to ImmunoGen.

(b)                                  Termination for Breach.  Either Party may terminate this Agreement, effective upon written notice to the other Party, upon any breach by the other Party of any material obligation or condition of this Agreement (a “Material Breach”) that remains uncured [***] days ([***] days if the breach is a failure by Lilly to make any payment required hereunder) after the non-breaching Party first gives written notice of such breach to the other Party describing such Material Breach in reasonable detail; provided, however, that if the nature of the asserted breach (other than a breach for non-payment) is such that more than [***] days are reasonably required to cure, then the cure period shall be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently pursuing such cure to completion.  Anything contained in this Agreement to the contrary notwithstanding and subject to the proviso of this sentence, if the allegedly breaching Party (i) disputes either (A) whether a Material Breach has occurred or (B) whether the Material Beach has been timely cured, and (ii) provides written notice of that Dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions of Section 11.12, and the Party asserting the breach may not terminate this Agreement until it has been determined under Section 11.12 that the allegedly breaching Party is in Material Breach of this Agreement, and such breaching Party further fails to cure such breach within [***] days (or such longer or shorter period as determined by [***]) after the conclusion of the dispute resolution procedure; provided, however, that the foregoing shall not apply to any breach for

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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non-payment of any payments required hereunder.  Anything contained in this Agreement to the contrary notwithstanding, if the asserted Material Breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)                                   Termination for Insolvency.  To the extent allowed by Applicable Law, if either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers the appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  If either Party undergoes a voluntary dissolution or winding-up of its affairs, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

(d)                                  Termination for Challenge.  Except to the extent this Section 8.2(d) is unenforceable under the law of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights issued, if Lilly or one or more of its Affiliates initiates a Challenge, or induces or assists a Third Party in initiating or prosecuting a Challenge, ImmunoGen shall have the right to terminate this Agreement [***] upon written notice to Lilly.

(e)                                   Termination for Change in Control.  Upon the occurrence of a Change in Control during the Term, Lilly shall have the right to terminate this Agreement at any time within [***] days of such occurrence and such termination shall be effective immediately upon written notice to ImmunoGen.

8.3                               Consequences of Expiration or Termination.  Upon expiration or earlier termination of this Agreement by either Party under Section 8.2 hereof, the following provisions shall apply:

(a)                                  Expiration or Earlier Termination by ImmunoGen under Section 8.2(b), 8.2(c) or 8.2(d) or by Lilly under Section 8.2(a).  If this Agreement expires in accordance with its

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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terms or is earlier terminated by ImmunoGen under Section 8.2(b), 8.2(c) or 8.2(d) hereof or by Lilly under Section 8.2(a) hereof, then: (i) the license granted by ImmunoGen to Lilly pursuant to Section 2.1 hereof shall immediately terminate, and Lilly shall discontinue the use of any Licensed Technology except to the extent expressly permitted in any outstanding Exclusive License [***]; (ii) all unexercised Holding Options and Reserve Options granted by ImmunoGen pursuant to Sections 3.1(a) and 3.1(b) hereof shall immediately terminate; and (iii) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases and (C) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any outstanding Exclusive License.  Notwithstanding the foregoing, no Exclusive License granted or related License Agreement executed as of the date of termination shall be affected by any termination of this Agreement.

(b)                                  Termination by Lilly under Section 8.2(b), 8.2(c) or 8.2(e).  If this Agreement is terminated by Lilly under Section 8.2(b), 8.2(c) or 8.2(e) hereof, then: (i) the license granted by ImmunoGen to Lilly pursuant to Section 2.1 hereof shall survive until the earlier of (A) the [***] anniversary of the Effective Date or (B)  the date on which Lilly shall have taken the maximum number of Exclusive Licenses available to Lilly pursuant to Section 3.3 hereof; (ii) such license shall be expanded to permit Lilly and its Affiliates to perform any and all activities in connection with the Research Program that would otherwise have been performed by ImmunoGen to carry out the purpose of this Agreement; (iii) Lilly’s right to take Holding Options, Reserve Options and Exclusive Licenses, subject to the terms and conditions of Section 3 hereof, shall survive until the [***] anniversary of the Effective Date, provided that no Holding Option Period or Reserve Option Period shall extend beyond the [***] anniversary of the Effective Date; (iv) ImmunoGen shall provide the Technical Transfer Materials to Lilly for the purpose of assisting Lilly to exercise its rights set forth in clauses (i), (ii) and (iii) of this Section 8.3(b); and (v) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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copy of the Confidential Information of the other Party in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases and (C) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any outstanding Exclusive License.  Notwithstanding the foregoing, and subject to Section 6 hereof, Lilly may retain and use ImmunoGen’s Confidential Information in connection with the exercise of its rights set forth in clauses (i), (ii) and (iii) of this Section 8.3(b) or necessary or useful to exercise other rights under this Agreement that survive such termination.

8.4                               Remedies.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 8 are in addition to any other relief and remedies available to either Party at law or in equity.

8.5                               Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 2.3, 3.3, 3.4, 5.2, 5.3, 5.5, 6, 7, 8.3, 8.4, 8.5, 9.3, 10 and 11 as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement.  Without limiting the generality of the foregoing, Lilly shall remain liable for all payment obligations accruing hereunder prior to the effective date of termination.

9.                                      REPRESENTATIONS AND WARRANTIES

9.1                               ImmunoGen Representations.  ImmunoGen represents and warrants to Lilly that:

(a)                                  it is duly incorporated, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                  the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action;

(c)                                   this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Agreement by the Parties does not conflict with or result in any default under any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound;

(d)                                  to ImmunoGen’s knowledge, as of the Effective Date none of the issued patents within the Licensed Patent Rights is invalid or unenforceable;

(e)                                   as of the Effective Date, ImmunoGen has received no written notice from a Third Party claiming that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Lilly will infringe the issued patents of any such Third Party; and

(f)                                    as of the Effective Date, there is no pending or, to ImmunoGen’s knowledge (without having conducted, or having any duty to conduct, any inquiry), threatened, litigation that alleges that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Lilly would infringe or misappropriate any intellectual property rights of any Third Party.

9.2                               Lilly Representations.  Lilly represents and warrants to ImmunoGen that:

(a)                                  it is duly incorporated, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                  the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Lilly corporate action; and

(c)                                   this Agreement is a legal and valid obligation binding upon Lilly and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with or result in a default under any agreement, instrument or understanding to which Lilly is a party or by which it is bound.

9.3                               Warranty Disclaimers.

(a)                                  Except as expressly set forth in Section 9.1 hereof, nothing in this Agreement is or shall be construed as a warranty or representation by ImmunoGen (i) as to the validity or scope of any patent application or patent within the Licensed Patent Rights or (ii) that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)                                  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

10.                               INDEMNIFICATION; LIABILITY

10.1                        Indemnification.

(a)                                  Lilly Indemnity.  Lilly shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), from and against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the ImmunoGen Indemnitees, or any of them, as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”), arising out of (i) a Material Breach of this Agreement by Lilly; (ii) the conduct of the Research Program by Lilly or any of its Affiliates or subcontractors; or (iii) the gross negligence, recklessness or willful misconduct of Lilly or any of its Affiliates or subcontractors; except in each case to the extent any such Third Party Claim or Losses result from a Material Breach of this Agreement by ImmunoGen, or the negligence, recklessness or willful misconduct of ImmunoGen or any of its Affiliates, or the conduct of the Research Program by ImmunoGen or any of its Affiliates or subcontractors; provided that with respect to any such Third Party Claim for which ImmunoGen also has an obligation to any Lilly Indemnitee pursuant to Section 10.1(b) hereof, Lilly shall indemnify each ImmunoGen Indemnitee for its Losses to the extent of Lilly’s responsibility, relative to ImmunoGen (or to Persons for whom the ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)                                  ImmunoGen Indemnity.  ImmunoGen shall indemnify, defend and hold harmless Lilly, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “Lilly Indemnitees”), from and against any Losses incurred by or imposed upon the Lilly Indemnitees, or any of them, as a direct result of any Third Party Claims arising out of (i) the Material Breach of this Agreement by ImmunoGen; (ii) the conduct of the Research Program by ImmunoGen or any of its Affiliates or subcontractors; or (iii) the gross negligence, recklessness or willful misconduct of ImmunoGen or any of its Affiliates or subcontractors; except in each case to the extent any such Third Party Claim or Losses result from a Material Breach of this Agreement by Lilly, or the negligence, recklessness or willful misconduct of, Lilly or any of its Affiliates or subcontractors, or the conduct of the Research Program by Lilly or any of its Affiliates or subcontractors; provided that with respect to any such Third Party Claim for which Lilly also has an obligation to any ImmunoGen Indemnitee pursuant to Section 10.1(a) hereof, ImmunoGen shall indemnify each Lilly Indemnitee for its Losses to the extent of ImmunoGen’s responsibility, relative to Lilly (or to Persons for whom Lilly is legally responsible), for the facts underlying the Third Party Claim.

10.2                        Conditions to Indemnification.  A Person seeking indemnification under Section 10.1 hereof (the “Indemnified Party”) in respect of a Third Party Claim shall give prompt notice of such Third Party Claim to the Party from which recovery is sought (the “Indemnifying Party”) and shall permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party, and (b) shall not settle or otherwise resolve such Third Party Claim without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.3                        Insurance Proceeds.  Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Section 10, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.4                        Limited Liability.  [***] NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (a) ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF PROFITS OR LOSS OF BUSINESS), OR (b) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF EITHER PARTY IS INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.  For purposes of clarity, a Party’s monetary liability under a Third Party Claim for such Third Party’s special, incidental, indirect or consequential damages, or for any exemplary or punitive damages payable to such Third Party in connection with such Third Party Claim, shall be deemed to be the direct damages of such Party for purposes of this Section 10.

11.                               MISCELLANEOUS

11.1                        Notices.  All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, postage prepaid, addressed as follows:

If to ImmunoGen:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Vice President, Business Development
Fax: [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with a copy to:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Alliance Management
Fax: [***]

If to Lilly:	Eli Lilly and Company
Lilly Corporate Center
Indianapolis, IN 46285
Attn: General Counsel
Fax: [***]

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) one (1) Business Day after deposit with a nationally recognized overnight express courier with charges prepaid, or (b) five (5) Business Days after mailed by certified mail, postage prepaid, in each case addressed to the receiving Party at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 11.1.

11.2                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

11.3                        Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements, understandings, negotiations or correspondence between the Parties, written or oral (including, without limitation, the Confidentiality Agreement) concerning the subject matter hereof.

11.4                        Amendment and Waiver.  This Agreement may be amended, modified or changed only by a written instrument executed by the Party to be bound.  No term of this Agreement will be deemed to have been waived and no breach excused, unless such waiver or consent shall be in writing and signed by the Party claiming to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute consent to, or waiver of, or excuse for, any other different or subsequent breach.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.5                        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Section 10 hereof, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

11.6                        Purpose and Scope.  The Parties hereto understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein.  Nothing in this Agreement shall be construed to establish any agency, employment, partnership, joint venture, franchise or similar or special relationship between the Parties.  Neither Party shall have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.7                        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.8                        Assignment.  Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that such consent shall not be required in connection with any assignment to an Affiliate of the assigning Party, or to a Third Party in connection with a sale or transfer of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected.  Any such assignment shall not relieve the assigning Party of any liabilities or obligations owed to the other Party hereunder, including, without limitation, in the case of Lilly, the payment of any amounts described in Section 5 hereof.

11.9                        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party, provided that financial inability in and of itself shall not be considered to be a force

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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majeure event.  In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.10                 Interpretation.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.  In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

11.11                 Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having jurisdiction over the Parties hereto, to be illegal, invalid or unenforceable, then such provision will, to the extent permitted by the court or government, not be voided, but will instead be construed to give effect to the intentions of the Parties to the maximum extent permissible under applicable law, and the remainder of this Agreement will remain in full force and effect in accordance with its terms.

11.12                 Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term relating to the conduct of the Research Program, either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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by written notice to the other Party, have such Dispute referred to their respective senior officers designated below, for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Lilly:	Designated officer with full settlement authority; and

For ImmunoGen:	Chief Executive Officer.

In the event the designated senior officials are not able to resolve such Dispute, the Parties may seek to mediate their Dispute, on terms and with a mediator mutually agreeable to the Parties, or may seek to arbitrate their Dispute, on mutually agreed upon terms and conditions, but neither Party shall be required or obligated to mediate or arbitrate and the dispute resolution provisions of this Section 11.12 are in addition to any other relief or remedies available to either Party at law or equity.  This Dispute resolution process shall be deemed a settlement negotiation for the purpose of all federal and state rules protecting disclosures made during settlement negotiations from later discovery and/or use in evidence.

11.13                 Patent Disputes.  Anything contained in this Agreement to the contrary notwithstanding, with respect to any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (a) that are issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in [***]; and (b) that are issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

11.14                 Interim Equitable Relief.  Anything contained in this Agreement to the contrary notwithstanding, if a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedures set forth in Section 11.12 hereof, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the resolution of the Dispute in accordance with Section 11.12 hereof.  Any such remedies will be in addition to all other remedies available by law or at equity to the injured Party.

11.15                 Prohibition on Solicitation.  During the Research Program, neither Party nor its Affiliates shall, directly or indirectly, actively recruit, or solicit any employee of the other Party or its Affiliates with whom such Party or its Affiliates have come into contact or interacted for

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the purposes of performing this Agreement, without the prior consent of the other Party.  For purposes of this Section 11.15, “solicit” shall be deemed not to include (a) circumstances where an employee of one Party or any of its Affiliates initially contacts the other Party or any of such Party’s Affiliates seeking employment or (b) general solicitations of employment not specifically targeted at such employees.

11.16                 Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.17                 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

11.18                 Compliance with Law.

(a)                                  Mutual Covenant.  Each Party shall insure that it and its activities under this Agreement at all times comply in all material respects with all Applicable Laws.

(b)                                  Notice of Inspections.  Each Party (“Notifying Party”) shall provide the other Party as promptly as practicable (“Notified Party”) with notice of any governmental or regulatory review, audit or inspection of its facility, processes, or products that might reasonably be believed to relate to the Research Program.  If permitted by the authority conducting such review, the Notifying Party shall provide the Notified Party with the results of any such review, audit or inspection to the extent they are relevant to the Research Program.  If permitted by the authority conducting the review, the Notified Party shall be given the opportunity to provide assistance to the Notifying Party in responding to any such review, audit or inspection relating to the Research Program.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)                                   Books and Records.

(i)                                     Records Retention.  During the Term and for an additional five (5) years thereafter, ImmunoGen shall maintain records of the ImmunoGen Activities performed hereunder that verify ImmunoGen’s material compliance with Applicable Laws in its performance of the ImmunoGen Activities hereunder.

(ii)                                  Inspection.  Subject to the other terms of this Section 11.18(c), at the request of Lilly, upon at least [***] Business Days’ prior written notice, but no more often than once per Calendar Year and not more frequently than once with respect to records covering any specific period of time, ImmunoGen shall select a law firm reasonably acceptable to Lilly (which acceptance shall not be unreasonably withheld, conditioned or delayed) to inspect the relevant records required to be maintained by ImmunoGen under Section 11.18(c)(i) hereof for the sole purpose of verifying ImmunoGen’s compliance with Applicable Laws in its performance of the ImmunoGen Activities hereunder.  [***] in connection with the conduct the law firm’s activities as contemplated hereby [***].  Before beginning the inspection the law firm shall enter into a confidentiality agreement with ImmunoGen substantially similar to the provisions of Section 6 hereof limiting the disclosure of such information by such law firm to authorized representatives of ImmunoGen.  ImmunoGen reserves the right to dispute any determination by the law firm that it was not in material compliance with Applicable Laws in its performance of the ImmunoGen Activities hereunder.  If such report contains the law firm’s determination that ImmunoGen was in material compliance in its performance of all the ImmunoGen Activities that were the subject of the law firm’s inspection (a “Clean Report”), ImmunoGen will authorize the law firm to deliver a copy of such report to Lilly, and such report shall be deemed to be ImmunoGen’s Confidential Information.  Alternatively, ImmunoGen, without [***], will notify Lilly that it is [***] to [***] a Clean Report to Lilly, and such notification shall be deemed to be ImmunoGen’s Confidential Information.

(d)                                  Prohibition of Corrupt Payments.  In connection with the research other efforts/services ImmunoGen will provide under this Agreement and in connection with any other business involving Lilly, ImmunoGen confirms that ImmunoGen has not given or promised to give, and will not make, offer, agree to make or authorize any payment or transfer anything of value, directly or indirectly, (i) to any Government or Public Official, as defined herein; (ii) any political party, party official or candidate for public or political office; (iii) any person while

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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knowing or having reason to know that all or a portion of the value will be offered, given, or promised, directly or indirectly, to anyone described in clauses (i) or (ii) above; or (iv) any healthcare professional, owner, director, employee, representative or agent of any actual or potential customer of Lilly to obtain or retain business or secure an improper advantage.    For purposes of this Agreement, “Government or Public Official” is any officer or employee or anyone acting in an official capacity on behalf of: a government or any department or agency thereof; a public international organization (such as the United Nations, the International Monetary Fund, the International Red Cross, and the World Health Organization), or any department, agency or institution thereof; or a government-owned or controlled company, institution, or other entity, including a government-owned hospital or university.

11.19                 HSR Filing.  Notwithstanding anything to the contrary this Agreement (including Section 3.2 of this Agreement) in the event that either Party makes a filing under the Hart-Scott-Rodino Antitrust Improvement Act (“HSR Act”) with respect to an Exclusive License as contemplated herein, then the Exclusive License Effective Date as defined in Section 3.2 of this Agreement shall be modified to mean the later of (a) the Exclusive License Effective Date as defined in Section 3.2 of this Agreement or (b) the second (2nd) Business Day immediately following the earlier of: (i) the date upon which the waiting period under the HSR Act expires or terminates early or (ii) the date upon which a closing letter is received from the Federal Trade Commission or the Justice Department, as the case may be, with regard to the transaction contemplated by this Agreement indicating that all requests have been satisfactorily met and no objection on the part of the Federal Trade Commission or the Justice Department remains.  Furthermore, in the event a filing under the HSR Act is made as described above, the Parties will, in good faith, cooperate with each other and take reasonable actions to attempt to resolve all enforcement agency concerns about the transaction under investigation.

[Remainder of page intentionally left blank.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.		ELI LILLY AND COMPANY

By:	/s/ Peter Williams	By:	/s/ Jan M. Lundberg

Name:	Peter Williams	Name:	Jan M. Lundberg

Title:	Vice President	Title:	Exec. VP Sci & Tech and Pres. LRL

Date:	December 19, 2011	Date:	12/19/11

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SCHEDULE A

FORM OF LICENSE AGREEMENT

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made effective as of               (1) (subject to the provisions below in this paragraph) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451, and Eli Lilly and Company, an Indiana corporation (“Lilly”), with its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285.  ImmunoGen and Lilly are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties.”  For purposes of this Agreement “Effective Date” means the date referenced above unless either Party makes a filing under the Hart-Scott-Rodino Antitrust Improvement Act, in which case it will be the later of (a) the date referenced above or (b) the second (2nd) Business Day immediately following the earlier of: (i) the date upon which the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act expires or terminates early or (ii) the date upon which a closing letter is received from the Federal Trade Commission or the Justice Department, as the case may be, with regard to the transaction contemplated by this Agreement indicating that all requests have been satisfactorily met and no objection on the part of the Federal Trade Commission or the Justice Department remains.

WHEREAS, the Parties have entered into a Multi-Target Agreement, pursuant to which ImmunoGen granted Lilly the right to obtain licenses to certain Technology and associated Patent Rights Controlled by ImmunoGen on an exclusive basis with respect to Licensed Product ; and

WHEREAS, pursuant to the Multi-Target Agreement, Lilly has exercised a Reserve Option (as defined in the Multi-Target Agreement), pursuant to which the Parties have agreed to enter into this Agreement setting forth the terms and conditions of an exclusive license from ImmunoGen to Lilly with respect to the Licensed Product;

(1)  Insert date of receipt by ImmunoGen of a Reserve Option exercise notice with respect to the Licensed Target.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1                               “Ab-MAY Product” means any compound that incorporates, is comprised of, or is otherwise derived from, a conjugate of an Antibody with a MAY Compound.

1.2                               “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more Affiliates, controls or is controlled by or is under common control with such Person.  For purposes of this Section 1.2, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in the case of any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors or equivalent governing body or management of another Person.  A Person shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.3                               “Antibody” means an antibody, whether polyclonal or monoclonal, multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide.

1.4                               “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, securities regulatory authorities, national securities exchanges or securities listing organizations that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.5                               “BLA” means a biologics license application (within the meaning of 21 C.F.R. 601.2) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product as a biologic in the United States for a particular Indication within the Field.

1.6                               “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in Boston, Massachusetts or Indianapolis, Indiana are required to be closed or are actually closed with legal authorization.

1.7                               “Calendar Quarter” means, with respect to the first such Calendar Quarter, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls, and thereafter each successive period of three (3) consecutive months ending on March 31, June 30, September 30 and December 31.

1.8                               “Calendar Year” means, with respect to the first such Calendar Year, the period beginning on the Effective Date and ending on December 31 of the calendar year within which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive months commencing on January 1 and ending on December 31.

1.9                               “Challenge” means any challenge to the [***] or [***] of any of the Licensed Patent Rights, including without limitation: (a) filing a declaratory judgment action in which any of the Licensed Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §122 or §301, filing a request for re-examination of any of the Licensed Patent Rights pursuant to 35 U.S.C. §302 or §311, filing a [***] of the Licensed Patent Rights pursuant to [***], or filing a [***] of the Licensed Patent Rights pursuant to [***]; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceeding against any of the Licensed Patent Rights in any country.

1.10                        “Commercialization” or “Commercialize” means, with respect to any Licensed Product, any and all activities during Term with respect to such Licensed Product relating to commercialization in the Field in the Territory, including pre-launch and launch activities, pricing and reimbursement activities, marketing, manufacturing for commercial sale, promoting, detailing, distributing, offering for sale and selling such Licensed Product, importing or exporting such Licensed Product for sale, conducting post-marketing human clinical trials, reporting of adverse events in patients and interacting with Regulatory Authorities regarding any of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

foregoing.  When used as a verb, “Commercialize” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.11                        “Competing Product” means a product (a) consisting of a [***] and (b) the Development and Commercialization of the product described in clause (a) above [***].

1.12                        “Confidential Information” means (a) with respect to Lilly, the identity of the Licensed Target; and (b) with respect to each Party, all information and Technology which is disclosed by or on behalf of such Party (in such capacity, the “Disclosing Party”) or its Affiliates to the other Party (in such capacity, the “Receiving Party”) or its Affiliates hereunder or to any of the Receiving Party’s or its Affiliates’ employees, consultants or subcontractors (collectively, “Representatives”), except to the extent that the Receiving Party can demonstrate by contemporaneous written record or other suitable physical evidence that such information, (i) as of the date of disclosure is known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure by or on behalf of the Disclosing Party to the Receiving Party or its Affiliates; (ii) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the Receiving Party or its Affiliates or their respective Representatives; (iii) is obtained by the Receiving Party or its Affiliates from a Third Party without breach of any duty and without restriction on disclosure to or from the Disclosing Party; or (iv) is independently developed by or for the Receiving Party or its Affiliates without benefit of, reference to or reliance upon any Confidential Information of the Disclosing Party.

1.13                        “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement effective April 26, 2011 by and between ImmunoGen and Lilly.

1.14                        “Control” or “Controlled” means, with respect to any Patent Rights, Technology or Proprietary Materials, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights or Technology and the rights thereto or to supply such Proprietary Materials as contemplated in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.15                        “Development” and “Develop” means, with respect to any Licensed Product, all activities during Term with respect to such Licensed Product relating to research and development in connection with seeking, obtaining or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including without limitation, all pre-clinical

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

research and development activities, all pre-marketing human clinical studies (including, without limitation, clinical trial design and operations), test method development and stability testing, regulatory toxicology studies, formulation, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development, manufacturing scale-up, development-stage manufacturing and quality assurance/quality control development), statistical analysis and report writing, preparing and filing Drug Approval Applications, reporting of adverse events in clinical study subjects, and all regulatory affairs related to the foregoing.  When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.

1.16                        “Drug Approval Application” means, with respect to a Licensed Product in a particular country or region, an application for Regulatory Approval to market and sell such Licensed Product in such country or region including, without limitation: (a) an NDA or sNDA; (b) a BLA or supplement BLA; (c) a counterpart of an NDA, sNDA, BLA or supplement BLA, including any MAA, in any country or region in the Territory outside the U.S.; and (d) all supplements and amendments to any of the foregoing.

1.17                        “Exclusive License” has the meaning ascribed to it in the Multi-Target Agreement.

1.18                        “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.

1.19                        “FDCA” means the United States Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended.

1.20                        “Field” means all uses including, without limitation, pharmaceutical, therapeutic, prophylactic and diagnostic uses for humans and animals.

1.21                        “First Commercial Sale” means the first sale of a Licensed Product, by or under the authority of Lilly, an Affiliate of Lilly, or their Sublicensees to a Third Party in a country following Regulatory Approval of such Licensed Product in that country or, if no such Regulatory Approval or similar approval is required, the date on which such Licensed Product is first commercially launched in such country; provided that “First Commercial Sale” shall not include: [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.22                        “Generic Equivalent” means, with respect to any Licensed Product in a given country, any biopharmaceutical product that is sold by a Third Party that is not a Sublicensee of Lilly or its Affiliates and such Third Party product (a) contains the same [***] and [***] and the same [***] as the relevant Licensed Product, or (b) (i) has been [***] as a [***] or [***] by FDA pursuant to [***] of [***]), as may be amended, or any subsequent or superseding law, statute or regulation, (ii) has been [***] as a [***] by the European Medicines Agency pursuant to [***], as may be amended, or any subsequent or superseding law, statute or regulation, or (iii) has otherwise achieved [***] in reliance on the [***] of a [***] from another applicable Regulatory Authority where in the case of each of clauses (i), (ii) or (iii) above, the [***] is the [***] for purposes of determining [***] or [***] of the Third Party product.

1.23                        “GLP” means all good laboratory practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.24                        “GMP” means all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.25                        “ImmunoGen Proprietary Antibody Rights” means all Technology (and associated Patent Rights) owned or Controlled by ImmunoGen during the Term constituting or claiming (a) the [***] or [***] of, or [***], an Antibody that was generated or in-licensed by ImmunoGen, whether or not patentable (an “ImmunoGen Proprietary Antibody”), or (b) the [***] or [***], or [***] an [***] where the Antibody is an ImmunoGen Proprietary Antibody, but only, in the case of clauses (a) and (b) above, to the extent such Technology (and associated Patent Rights) covers the ImmunoGen Proprietary Antibody, and not to the extent such Technology (and associated Patent Rights) covers Lilly Antibodies.  For purposes of clarity, “ImmunoGen Proprietary Antibody Rights” does not include any Program Technology (as defined herein and in the Multi-Target Agreement) that relates to Antibodies specifically binding to the Licensed Target or any Patent Rights claiming such Program Technology.

1.26                        “Improvements” means (subject to the specific provisions set forth in the [***] definition that specifies that certain Program Technology pertaining to a [***] or an [***] comprising of a [***] to [***] shall be [***] and, thus, are [***] any enhancement, improvement or modification to the Licensed Intellectual Property that is (a) an improvement to [***] (b) an improvement to methods of [***], (c) an improvement to the [***] for [***] (including, for

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

example, [***] or [***] that create improvements in the [***] of such [***]), (d) an improvement to [***] used for [***] and [***], (e) improvements to [***] or [***] useful for [***] a [***] to an [***]), or (f) improvements to the [***] of [***].

1.27                        “IND” means (a) an Investigational New Drug Application (as defined in the FDCA and regulations promulgated thereunder) or any successor application or procedure required to initiate clinical testing of a Licensed Product in humans in the United States; (b) a counterpart to an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Licensed Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.

1.28                        “Indication” means any indication, disease or condition which can be treated, prevented, cured or the progression of which can be delayed.  For purposes of clarity and not limitation, (a) distinctions between indications, diseases or conditions with respect to a Licensed Product shall be made by reference to the World Health Organization International Classification of Diseases and Related Health Publications, version 10 (including any updates or successors thereto) and (b) any indication, disease or condition that requires the [***] of a [***] in order to include such human indication, disease or condition in the [***] will be considered to be a separate Indication for purposes of this Agreement.

1.29                        “Initiation” means, with respect to any clinical study, the first date that a human subject is dosed in such clinical study.

1.30                        “Joint Improvements” means Improvements the inventors of which are jointly (a) one or more employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or others obligated to assign inventions to, Lilly or any Affiliate of Lilly.

1.31                        “Joint Program Technology” means any Program Technology (other than Joint Improvements) the inventors of which are jointly (a) employees of, or other persons obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) employees of, or other persons obligated to assign inventions to, Lilly or any Affiliate of Lilly.  Anything contained in this Agreement to the contrary notwithstanding, Joint Program Technology shall also include any Program Technology (excluding Improvements) constituting the [***] or [***]of, or [***] (i) an [***] comprising a [***] to a [***], regardless of [***], as [***] is determined in accordance

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

with [***], or (ii) a [***] where employees of [***], or others obligated to assign inventions to, [***] or any of its Affiliates are [***], as inventorship is determined in accordance with United States patent law.

1.32                        “Licensed Intellectual Property” means the Licensed Patent Rights and the Licensed Technology.

1.33                        “Licensed Patent Rights” means any Patent Rights that are owned or Controlled by ImmunoGen as of the Effective Date or become owned or Controlled by ImmunoGen during the Term (including, without limitation, ImmunoGen’s interest in any Patent Rights claiming Improvements, Joint Program Technology and Joint Improvements) that include one or more claims that cover Licensed Technology (including, without limitation, any Licensed Technology covering MAY Compounds, Ab-MAY Product or Licensed Product); provided, however, that Licensed Patent Rights shall expressly exclude [***].  For purposes of convenience, at the time of execution of the License Agreement, ImmunoGen shall provide to Lilly a non-exhaustive list of Licensed Patent Rights licensed hereunder that it is aware of as of the Effective Date which shall be updated (the “Patent List”) by ImmunoGen and provided to Lilly from time to time and in any event annually upon Lilly’s reasonable written request.  Such Patent List (with updates) shall be materially in the form attached hereto as Schedule D incorporated herein by reference.

1.34                        “Licensed Product” means any product that incorporates, is comprised of, or is otherwise derived from, a conjugate of a Target-Binding Antibody owned or Controlled by Lilly with a MAY Compound.

1.35                        “Licensed Target” means the Target set forth in Schedule A attached hereto and incorporated herein by reference.

1.36                        “Licensed Technology” means any and all Technology that is owned or Controlled by ImmunoGen as of the Effective Date or becomes owned or Controlled by ImmunoGen during the Term (including, without limitation, ImmunoGen’s interest in any Program Technology, Joint Program Technology, Improvements and Joint Improvements) that is necessary or useful for Lilly to exercise the license granted to it pursuant to Section 2.1(a) hereof; provided, however, that Licensed Technology shall expressly exclude any ImmunoGen Proprietary Antibody Rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.37                        “Lilly Accounting Standards” means US GAAP (United States Generally Accepted Accounting Principles), as generally and consistently applied throughout Lilly’s organization.

1.38                        “Lilly Antibody” means any Antibody owned or Controlled by Lilly or its Affiliates.

1.39                        “Lilly Improvements” means Improvements (other than Joint Improvements) the inventors of which (alone or with others) are employees of or others obligated to assign inventions to, Lilly or any of its Affiliates or Permitted Third Party Service Providers in connection with the Development and Commercialization of any Licensed Product, or otherwise based on, or resulting from, such employees’ or others’ [***] to or [***].

1.40                        “Lilly Standard Exchange Rate Methodology” means, with respect to amounts invoiced in U.S. Dollars, all such amounts shall be expressed in U.S. Dollars.  The U.S. Dollar equivalent of amounts invoiced in a currency other than U.S. Dollars shall be calculated using Lilly’s then-current standard exchange rate methodology, which is in accordance with the Lilly Accounting Standards applied in its external reporting for the conversion of foreign currency sales into U.S. Dollars or, in the case of sublicensees, such similar methodology, consistently applied.

1.41                        “Loss of Market Exclusivity” with respect to any Licensed Product in any country, shall be deemed to have occurred only if: (a) one or more Generic Equivalent(s) are being marketed by a Third Party (excluding any Sublicensee) in such country; and (b) Net Sales of such Licensed Product in that country in the Calendar Quarter of Generic Equivalent introduction (or any Calendar Quarter thereafter) have [***] in that country relative to the [***] Net Sales of such Licensed Product in such country over the last [***] Calendar Quarters ending prior to the introduction of such Generic Equivalent(s) (the “Baseline Net Sales”) and such [***] in Net Sales is not primarily attributable to (i) any action of the [***] of the Licensed Product in such country, (ii) the [***] of [***] to [***] of the Licensed Product in such country to [***], or (iii) any [***] of the Licensed Product in such country; provided that (A) with respect to a Loss of Market Exclusivity in a [***], such Loss of Market Exclusivity shall be deemed to exist [***] as [***] of such Generic Equivalent(s) [***] in such country, and (B) with respect to a Loss of Market Exclusivity in a [***],[***] such Loss of Market Exclusivity has [***], Loss of Market

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exclusivity in such country shall be [***] for the [***] of the [***] in such country, [***] of whether a [***] with respect to a subsequent Calendar Quarter would show that the Net Sales [***] described above is [***] relative to the Baseline Sales in such country.  Anything contained in this Agreement to the contrary notwithstanding, a “Loss of Market Exclusivity” shall not be deemed to have occurred in the United States if the events described in clauses (a) and (b) of this Section 1.41 were caused by or result from any act or omission of Lilly (or any of its Affiliates or Sublicensees) determined to have been made negligently or in bad faith in the performance of Lilly’s obligations under Section 7.5(c) hereof that results in actual prejudice to ImmunoGen’s ability to preserve its rights in the Licensed Patent Rights and eliminate the infringement threatened by Applicant (excluding any acts or omissions undertaken pursuant to the specific instruction of ImmunoGen).

1.42                        “MAA” means an application filed with the relevant Regulatory Authorities in Europe seeking Regulatory Approval to market and sell any Licensed Product in Europe or any country or territory therein for a particular Indication within the Field.

1.43                        “Major Country” means any of the [***] and [***] and any of the [***].

1.44                        “Major EU Countries” means [***].

1.45                        “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins, DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

1.46                        “Multi-Target Agreement” means that certain Multi-Target Agreement effective as of [insert date] by and between ImmunoGen and Lilly, as the same may be amended from time to time.

1.47                        “NDA” means a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular Indication within the Field.

1.48                        “Net Sales” means the gross invoiced sales prices charged for all Licensed Products sold by Licensee or its Affiliates or Sublicensees to Third Parties throughout the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Territory in bona fide arm’s length transactions, as determined in accordance with the Lilly Accounting Standards, less the following amounts incurred or paid by Lilly or its Affiliates or Sublicensees with respect to sales of Licensed Products:

(a)                                  trade, quantity and cash discounts actually allowed or taken;

(b)                                  discounts, refunds, rebates, chargebacks, retroactive price adjustments, and any other allowances actually allowed or given which effectively reduce the net selling price;

(c)                                   credits or allowances actually given or made for rejection or return of previously-sold Licensed Products;

(d)                                  the standard selling price of devices used for dispensing or administering the Licensed Product, or the inventory cost if such devices are not sold independently from the Licensed Products which are shipped with the Licensed Product and included in the gross invoiced sales price;

(e)                                   any non-recoverable tax imposed on the production, sale, delivery or use of the Licensed Product, including, without limitation, sales, use, excise and value added taxes borne by the seller thereof, other than franchise or income tax of any kind whatsoever, or the portion of the annual fee imposed on the pharmaceutical manufacturers by the U.S. Government attributable or allocable to Net Sales of Licensed Products;

(f)                                    wholesaler inventory management fees;

(g)                                   allowances for distribution expenses; and

(h)                                  other reductions or specifically identifiable amounts deducted for reasons similar to those listed above in accordance with the Lilly Accounting Standards.

Net Sales shall not include sales or transfers among Lilly and its Affiliates and Sublicensees where the Licensed Product is intended for subsequent sale to the end user.  All the foregoing elements of Net Sales calculations shall be determined from the books and records of Lilly and its Sublicensees, maintained in accordance with the Lilly Accounting Standards or, in the case of Sublicensees, such similar accounting principles, consistently applied.

In the event a Licensed Product is sold as a component of a combination or bundled product that consists of a Licensed Product together with another therapeutically active product, or screening or diagnostic product, for the same Indication (a “Combination”), the Net Sales

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

from the Combination, for the purposes of determining royalty payments hereunder, shall be determined by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition above) by the fraction A/(A+B), where A is the weighted average per unit sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and B is the weighted average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form.

In the event that the weighted average per unit sale price of the Licensed Product can be determined but the weighted average per unit sale price of the other product(s) included in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition above) by the fraction A/C, where A is the weighted average sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and C is the weighted average per unit sale price of the Combination.

In the event that the weighted average per unit sale price of the other product(s) included in the Combination can be determined but the weighted average per unit sale price of the Licensed Product in similar volumes and of the same class purity, potency and dosage form as in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by the following formula: one (1) minus (B/C) where B is the weighted average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form and C is the weighted average per unit sale price of the Combination.

In the event that such average per unit sale price cannot be determined for the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, Net Sales for the purposes of determining royalty payments shall be [***] based on [***], such [***] to be[***] in [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The weighted average per unit sale price for both the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, shall be calculated [***] and such price shall be used during all applicable royalty reporting periods for the [***].  When determining the weighted average per unit sale price of a Licensed Product, other product(s), or Combination, the weighted average per unit sale price shall be calculated by dividing sales dollars (translated into U.S. Dollars using the Lilly Standard Exchange Rate Methodology) by the units sold during the [***] months (or the number of months in which sales occurred in a [***]) of the preceding [***] for the respective Licensed Product, other product(s), or Combination.  In the initial [***], a [***] will be used for the Licensed Product, other product(s), or Combination.  Any over- or under-payment due to a difference between the forecasted and actual weighted average per unit sale price will be paid or credited in the first royalty payment of the following [***].

1.49                        “Non-Major Country” means any country in the Territory that is not a Major Country.

1.50                        “Patent Rights” means the rights and interests in and to any and Patents.  For purposes of this Agreement the term “Patents” shall mean: (a) all national, regional and international patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patent applications claiming priority from of any of the foregoing ((a) or (b)), including divisionals, continuations, continuations-in-part, converted provisionals and continued prosecution applications; (d) any and all patents that have issued or in the future issue from the foregoing patent applications; (e) any and all extensions or restorations by existing or future extension or restoration mechanisms, including any reissues, revalidations, re-examinations, extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b), (c) and (d)); and (f) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.51                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.52                        “Phase I Clinical Study” means, as to a particular Licensed Product, an initial clinical study in humans with the purpose of preliminarily assessing the Licensed Product’s safety, tolerability, toxicity, pharmacokinetics or other pharmacological properties.

1.53                        “Phase II Clinical Study” means, as to a particular Licensed Product (a) for an oncology product, a clinical study in humans that is intended to obtain information on the Licensed Product’s activity for an Indication at a prescribed (or otherwise limited) dose and administration schedule, as well as additional information on the Licensed Product’s safety and toxicity, or (b) for a non-oncology product, a dose ranging clinical study in humans to evaluate further the efficacy and safety of the Licensed Product in the targeted patient population and to define the optimal dosing regimen.  Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase II Clinical Study” hereunder if such study has been designated by the sponsor as a Phase II clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.54                        “Phase III Clinical Study” means, as to a particular Licensed Product, a clinical study in humans that is prospectively designed to assess the safety and effectiveness of such Licensed Product in a manner sufficient to file a Drug Approval Application for the Indication under investigation in the study.  Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase III Clinical Study” hereunder if such study has been designated by the sponsor as a Phase III clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.55                        “PHSA” means the Public Health Service Act (42 U.S.C. § 201 et seq.), as amended.

1.56                        “Program Technology” means any Technology conceived or first actually reduced to practice in connection with the Development or Commercialization of any Licensed Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.57                        “Proprietary Materials” means any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.  Any mutant, derivative, progeny or improvement of a Party’s Proprietary Materials shall be considered to be that Party’s Proprietary Materials.  Without limiting the generality of the foregoing, any [***] furnished by ImmunoGen to Lilly or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers, including, without limitation any samples, cultures or cell banks derived directly or indirectly from any mutant, derivative, progeny or improvement thereof (collectively, the [***]), shall be deemed to be ImmunoGen’s Proprietary Materials.  Without prejudice to any of ImmunoGen’s intellectual property rights in and to MAY Compounds, any tangible MAY Compounds manufactured by or for Lilly or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers [***] as a [***] in connection with the Development and Commercialization of Licensed Products are not included within the meaning of the defined term “Proprietary Materials” for purposes of this Agreement.

1.58                        “Regulatory Approval” means any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations and authorizations of any kind of any Regulatory Authority necessary for the Development, manufacture, use or Commercialization of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.  The term “Regulatory Approval” shall include, without limitation, any approval by a Regulatory Authority of any NDA, BLA, MAA or other Drug Approval Application.

1.59                        “Regulatory Authority” means the FDA or any counterpart to the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the Development, manufacture, use or Commercialization of a Licensed Product.

1.60                        “Regulatory Filings” means, collectively: (a) all INDs, NDAs, BLAs, establishment license applications, drug master files, applications for designation as an “Orphan Product” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(5)(B) and (C) of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

FDCA (21 U.S.C. § 355(b)(5)(B) and (C)) or all other similar filings (including MAAs and counterparts to any of the foregoing in any country or region in the Territory) as may be required by any Regulatory Authority for the Development, manufacture, use or Commercialization of a Licensed Product in the Territory; (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.

1.61                        “Restricted Period” means the period commencing on the Effective Date and ending on the [***] anniversary of the Effective Date.

1.62                        “Sublicensee” means any Third Party to which Lilly or one of its Affiliates grants a sublicense of the rights granted to Lilly and its Affiliates pursuant to this Agreement.

1.63                        “Target” means a protein described by [***] that is bound by an Antibody used to create an Ab-MAY Product.

1.64                        “Target-Binding Antibody” means an Antibody that specifically binds to the Licensed Target.  For purposes of clarity, “Target-Binding Antibody” does [***].

1.65                        “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods or materials, whether or not patentable, including, without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including negative results).

1.66                        “Technical Transfer Materials” has the meaning ascribed to such term in the Multi-Target Agreement.

1.67                        “Territory” means all countries and jurisdictions of the world.

1.68                        “Third Party” means any Person other than ImmunoGen, Lilly and their respective Affiliates.

1.69                        “Valid Claim” means any claim (including, without limitation, a process, use or composition of matter claim) (a) in an issued and unexpired patent within the Licensed Patent Rights that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, and (ii) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (iii) has not been rendered unenforceable through reissue, disclaimer or otherwise, and (iv) has

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

not been disclaimed or otherwise dedicated to the public by ImmunoGen, and (v) is not lost through an interference proceeding and any appeals therefrom; or (b) in [***] within the Licensed Patent Rights that [***].  Anything contained in this Agreement to the contrary notwithstanding, a claim [***] within the Licensed Patent Rights shall remain a Valid Claim for all purposes under this Agreement, notwithstanding [***].

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of the Agreement indicated below:

Definition	Section

Agreement	Recitals
Alliance Managers	3.1(a)
Applicant	7.5(b)
Applicant Response	7.5(c)(ii)
Baseline Net Sales	1.41
Biosimilar Application	7.5(a)
BPCIA	7.5(a)
Challenge Jurisdiction	5.3(e)
Challenged Patent Rights	5.3(e)
Challenge-Related Royalty Increase	5.3(e)
Clawback Amount	5.3(e)
Combination	1.48
Covered Results	6.3
Covers	5.3(c)(iii)
[***]	[***]
Disclosing Party	1.12
Disclosure Letter	9.1(c)
Dispute	11.12
Effective Date	Recitals
Immediate Patent Infringement Action	7.5(c)(v)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ImmunoGen	Recitals
ImmunoGen Indemnitees	10.1(a)
ImmunoGen Proprietary Antibody	1.25
Indemnified Party	10.2
Indemnifying Party	10.2
Infringed Patent List	7.5(c)(v)
Infringement	7.4(a)
Infringement Notice	7.4(a)
JDC	3.2(a)
Lilly	Recitals
Lilly Indemnitees	10.1(b)
Lilly Response	7.5(c)(iii)
Losses	10.1(a)
Material Breach	8.2(b)
Monies	7.4(g)
Negotiation Period	7.5(c)(v)
Patent Committee	7.2(c)(i)
Patent List	1.33
Party/Parties	Recitals
Permitted Third Party Service Providers	2.1(a)
Post-Royalty Term Issued Patents	5.5(b)
Pre-Market Notice	7.5(d)(ii)
Proposed Biosimilar Product	7.5(a)
Proposed Patent List	7.5(c)(i)
Receiving Party	1.12
Reinstated License	5.5(b)
Reinstated Royalty Term	5.5(b)
Representatives	1.12
Royalty Restoration Date	5.5(b)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Royalty Term	5.5
Safety Data Exchange Agreement	3.4
[***]	[***]
Term	8.1(a)
Third Party Claims	10.1(a)
Third Party Payments	5.3(b)
Upfront Fee	5.1
Wind-Down Period	8.3(a)

2.                                      GRANT OF RIGHTS

2.1                               License Grants.

(a)                                  License to Lilly.  Subject to the terms and conditions of this Agreement, ImmunoGen hereby grants to Lilly and its Affiliates an exclusive, non-transferable (except as expressly permitted in this Agreement), royalty-bearing license, including the right to grant sublicenses as described in Section 2.1(b) hereof, under the Licensed Intellectual Property to Develop, make, have made, use, sell, offer for sale, import, export and otherwise Commercialize Licensed Products in the Field in the Territory.  Lilly and its Affiliates shall have the right, without ImmunoGen’s permission or consent but subject to the conditions set forth herein, to engage one or more Third Parties (“Permitted Third Party Service Providers”) as subcontractors to perform designated functions in connection with its activities under this Agreement (including transferring Licensed Technology as may be necessary for such Affiliate or Permitted Third Party Service Provider to perform such designated functions), provided that (a) Lilly shall [***] and (b) Lilly shall [***].

(b)                                  Right to Sublicense.  Lilly and its Affiliates shall have the right to grant sublicenses under the license rights granted to it under Section 2.1(a) hereof with respect to any Licensed Product to any Sublicensee, provided, that: (i) each such sublicense shall be consistent with the terms and conditions of this Agreement; (ii) Lilly shall [***]; and (iii) Lilly shall [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.2                               Retained Rights and Covenants.

(a)                                  Retained Rights.  Subject to the other terms of this Agreement (including, without limitation, Section 2.2(b) hereof), ImmunoGen retains the right to use the Licensed Technology and practice the Licensed Patent Rights (i) to perform its responsibilities under this Agreement; and (ii)  to develop, make, have made, use, sell, offer for sale, import, export or otherwise commercialize [***] the Licensed Target while [***] (and to grant licenses to Third Parties to do the same).  For the avoidance of doubt, this Section 2.2 shall not confer on ImmunoGen any right to Develop, make, have made, use, sell, offer for sale, import, export or otherwise Commercialize [***] or [***] that [***] of [***] that [***] to the [***] while the [***] under Section [***] hereof [***].

(b)                                  Covenants.  Notwithstanding anything to the contrary contained in Section 2.2(a) or 2.4 hereof, ImmunoGen hereby agrees that, during the period that the exclusive license granted under Section 2.1(a) hereof remains in effect, it shall not (i) except as necessary to perform its responsibilities under this Agreement, [***] or otherwise [***] any Licensed Product or other product that consists of [***] that specifically binds to the Licensed Target, or (ii) [***]; provided that the foregoing shall not restrict ImmunoGen’s right to [***] provided further that under no circumstance shall such [***] include any grant/conveyance of any rights to Develop, make, have made, use, sell, offer for sale, import, export and otherwise Commercialize Licensed Products in the Field in the Territory.

2.3                               Use of Licensed Technology.  In connection with any Licensed Technology transferred to Lilly pursuant to this Agreement and except as otherwise provided in a separate written agreement between ImmunoGen and Lilly, Lilly hereby agrees that (a) it shall not use such Licensed Technology for any purpose other than exercising its rights and performing its obligations hereunder; (b) it shall use such Licensed Technology only in compliance with all Applicable Laws; (c) it shall not transfer any such Licensed Technology to any Third Party (other than Sublicensees) without the prior written consent of ImmunoGen, except as expressly permitted hereby; and (d) except for the rights expressly set forth herein, Lilly is not granted any other rights, title or interest in or to such Licensed Technology as a result of such transfer by ImmunoGen.

2.4                               Improvement License to ImmunoGen.  Lilly hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free, worldwide license [***], under Lilly’s interest

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

in any Lilly Improvements and Joint Improvements, including, without limitation, any Patent Rights claiming such Improvements: (a) to research, develop, make, have made, use, sell, offer for sale, import, export and otherwise commercialize [***] during the period that the exclusive license granted under Section 2.1(a) hereof remains in effect, any [***] and any [***] that [***]); and (b) to otherwise exploit such Improvement for any and all uses outside of the field of human therapeutic, prophylactic and diagnostic uses.  ImmunoGen’s ability to grant sublicenses to Lilly’s interest in any Lilly Improvements and Joint Improvements shall be effective in any given case only if [***].  For purposes of clarity, the license granted under this Section 2.4 excludes any right [***] any [***] or other [***] that [***] to the [***] for any use [***] while the exclusive license granted under Section 2.1(a) hereof remains in effect.

3.                                      DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS

3.1                               Alliance Management.

(a)                                  Appointment of Alliance Managers.  Promptly after the Effective Date, the Parties shall each appoint an individual who shall oversee contact between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder (the “Alliance Managers”).  The Alliance Managers may, but are not required to be, members of the JDC, but in all events the Alliance Managers shall have the right to attend all meetings of the JDC and may bring to the attention of the JDC, any matters or issues either of them reasonably believes should be discussed by such committee.  Each Party may replace its Alliance Manager at any time by notice to the other Party.

(b)                                  Responsibilities.  The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder.  Without limiting the generality of the foregoing, the Alliance Managers shall:

(i)                                     identify and bring to the attention of their respective managements any disputes arising between the Parties related to this Agreement or the Parties’ respective activities hereunder in a timely manner, including, without limitation, any asserted occurrence of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

a Material Breach by a Party, and function as the point of first referral in the resolution of each dispute;

(ii)                                  provide a single, continuous point of communication between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iii)                               plan and coordinate efforts and external communications by or between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iv)                              take such steps as may be required to ensure that meetings of the JDC occur as set forth in this Agreement, that procedures are followed with respect to such meetings (including, without limitation, the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and

(v)                                 undertake such other responsibilities as the Parties may mutually agree in writing.

3.2                               Joint Development Committee.

(a)                                  Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall form a joint development committee (the “JDC”) to serve as a forum for coordination and communication between the Parties with respect to the Development of Licensed Products, the exchange of safety data (as further described in Section 3.4 hereof) relating to Licensed Products and other products containing MAY Compounds, and to assist Lilly in its exercise of its rights to make or have made Licensed Products under this Agreement.  Within [***] days after the Effective Date, the Parties shall each nominate an equal number of representatives (which shall be no less than two (2) or more than five (5) each) for membership on the JDC.  Each Party may change its representative(s) as it deems appropriate by written notice to the other Party.  From time to time the JDC may establish one or more sub-teams comprised of an equal number of representatives from both Parties to undertake specific responsibilities of the JDC, which sub-teams shall be governed in the same manner and subject to the relevant requirements set forth herein for the JDC.  Lilly may dissolve the JDC upon achievement of the first approval of a Drug Approval Application by the applicable Regulatory Authority for any Licensed Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b)                                  Chair of Committee; Meetings.  The chair of the JDC shall be one of the Lilly representatives (or at Lilly’s sole discretion, co-chaired by two Lilly representatives) on the JDC, as designated by Lilly.  The JDC shall meet on a semi-annual basis or other schedule agreed upon by the Parties, unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting.  In such instance, the next JDC meeting shall also be scheduled as agreed upon by the Parties.  The location of meetings of the JDC shall alternate between ImmunoGen’s offices and Lilly’s offices, unless otherwise agreed by the Parties.  As agreed upon by the Parties, JDC meetings may be face-to-face or may be conducted through teleconferences or videoconferences, provided that at least two (2) JDC meetings during any Calendar Year shall be conducted face-to-face, unless otherwise agreed to by the Parties.  In addition to its JDC representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by JDC representatives or other attendees at JDC meetings, as a result of such meetings hereunder.  Minutes of each JDC meeting will be transcribed and issued to members of the JDC by the Alliance Manager (or his or her designee) of one of the Parties on an alternating basis within [***] days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

3.3                               Development and Commercialization.

(a)                                  Responsibility and Authority.  On and after the Effective Date, Lilly shall have sole authority and responsibility (notwithstanding the formation of the JDC or its decisions and/or disputes among the membership of the JDC) for the Development, manufacture, use and Commercialization of Licensed Products in the Field in the Territory, including, without limitation: (i) the conduct of all research and pre-clinical Development activities (including, without limitation, the assessment of alternative designs for the Licensed Products, the selection of the final Target-Binding Antibodies, MAY Compounds and linkers to be used in the Licensed Products and the selection of the Licensed Products to be Developed, all pre-clinical and IND-enabling studies (including, without limitation, toxicology testing), any pharmaceutical development work on formulations and process development relating to any such Licensed Products); (ii) all activities related to human clinical trials; (iii) all activities relating to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

manufacture and supply of Target-Binding Antibodies, MAY Compounds, linkers and Licensed Products, to the extent such activities relate to the Development, manufacture, use and Commercialization of Licensed Products (including, without limitation, all required process development and scale up work with respect thereto); and (iv) all Commercialization activities relating to any Licensed Product (including, without limitation, marketing, promotion, sales, distribution, import and export activities and any post-marketing trials and safety surveillance).  Without limiting the generality of the foregoing, Lilly shall have full control and authority and sole responsibility for (A) making all Regulatory Filings for Licensed Products and filing all Drug Approval Applications and otherwise seeking all Regulatory Approvals regarding such matters and (B) reporting of all adverse events to Regulatory Authorities if and to the extent required by Applicable Laws.  All activities relating to Development, manufacture, use and Commercialization of Licensed Products under this Agreement shall be undertaken at Lilly’s sole cost and expense, except as otherwise expressly provided in this Agreement.

(b)                                  Due Diligence.  Lilly will use, and will cause any Sublicensee to use, [***] to Develop Licensed Products and to undertake investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Licensed Products, in the Field and in the Territory and, if approved, to Commercialize Licensed Products, such [***] to be in accordance with the efforts and resources Lilly would use for a compound owned by it or to which it has rights, and that is of [***] at a [***] as the applicable Licensed Product, taking into account [***] of such Licensed Product, [***] and [***] of such Licensed Product, the [***] requirements involved in its Development, Commercialization and Regulatory Approval, the [***] and [***] to [***] and [***] such Licensed Product [***], the [***] of the applicable compound or pharmaceutical product (including, without limitation, [***] and [***] achieved or likely to be achieved) and other relevant factors including, without limitation, technical, marketplace competitiveness, legal, scientific and/or medical factors.  Anything contained in this Agreement to the contrary notwithstanding, the obligations under this Section 3.3(b) shall cease upon achievement of the [***] of a [***] by the applicable [***] for any Licensed Product in any of the [***] or [***].

(c)                                   Compliance.  Each Party shall perform its obligations under this Agreement in compliance in all material respects with all Applicable Laws, provided that, with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

respect to each activity so performed that will or would reasonably be expected to be submitted to a Regulatory Authority in support of an Regulatory Filing, Lilly shall comply in all material respects with the regulations and guidance of the FDA that constitute GLP or GMP (or, if and as appropriate under the circumstances, other comparable regulation and guidance of any applicable Regulatory Authority in any country or region in the Territory).  Furthermore, each Party, to the extent applicable, will comply with Lilly’s animal use policy as set forth in Schedule C attached hereto in carrying out any animal research, if any, in connection with the Development of Licensed Products hereunder.

3.4                               Safety; Adverse Event Reporting.  At least [***] days prior to [***], the Parties, through the JDC, will determine the desirability of entering into a separate, related safety data exchange agreement (the “Safety Data Exchange Agreement”) providing details related to managing adverse events that occur during clinical trials, safety issues arising from pre-clinical research and other safety and reporting practices and procedures (including all activities outlined in Section 3.3 hereof) in compliance with all Applicable Laws.  If the Parties determine that a separate, written Safety Data Exchange Agreement is desirable, they agree to negotiate the terms of such agreement in good faith.  Any breach of the Safety Data Exchange Agreement by either Party shall not, in and of itself, be deemed to be a breach of this Agreement.

3.5                               Updates and Reports; Notification of Milestones; Product Recalls.

(a)                                  Updates and Reports.  [***], Lilly shall provide ImmunoGen with brief written reports, which ImmunoGen may request no more frequently than once per Calendar Year until satisfaction of Lilly’s obligations under Section 3.3(b) hereof, that shall summarize Lilly’s efforts to Develop the Licensed Products in the Field in the Territory, identify the Drug Approval Applications that Lilly or its Affiliates or Sublicensees have filed, sought or obtained in the prior [***] month period, and any they reasonably expect to make, seek or attempt to obtain in the following [***] month period.  The Parties agree that the minutes of the JDC meetings may serve as reports hereunder, to the extent such minutes adequately address the above subject matter.

(b)                                  Notification of Milestone Achievement.  Lilly shall provide ImmunoGen with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to ImmunoGen under Section 5.2 hereof, which shall in any event be no later

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

than [***] Business Days after the occurrence of such event, and shall provide ImmunoGen with prompt written notice of the occurrence of the First Commercial Sale of any Licensed Product in any country.  In the event that, notwithstanding the fact that Lilly has not given any such notice, ImmunoGen believes any such milestone event has occurred, it shall so notify Lilly in writing, and shall provide to Lilly the data and information demonstrating that the conditions for payment have been achieved.  Within [***] Business Days of its receipt of such notice, the Parties shall confer to review the data and information and shall agree in good faith whether or not the conditions for payment have been achieved.

(c)                                   Correspondence for Licensed Products.  To the extent reasonably practicable and subject to any Third Party confidentiality obligations, Lilly shall provide ImmunoGen with copies of any material documents or correspondence pertaining to ImmunoGen’s manufacture or supply of MAY Compound or Licensed Product in drug substance form and prepared for submission to any Regulatory Authority and any material documents or other correspondence received from any Regulatory Authority pertaining to ImmunoGen’s manufacture or supply of MAY Compound or Licensed Product in drug substance form.  ImmunoGen shall complete its review within [***] Business Days after receipt of the proposed submission.  When requested in writing, ImmunoGen shall use commercially reasonable efforts to provide assistance to Lilly in obtaining Regulatory Approvals for Licensed Products.  Notwithstanding the foregoing, Lilly shall have the sole responsibility for, and ImmunoGen agrees that Lilly shall be the sole owner of, any Regulatory Approval for the Licensed Products.

(d)                                  Product Recalls.  In the event any Regulatory Authority issues or requests a recall or takes similar action with respect to a Licensed Product that Lilly reasonably believes is or may be attributable to or otherwise relates to the Licensed Intellectual Property, or in the event either Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall, such Party shall promptly notify the other Party thereof by telephone, facsimile or email.  Following such notification, Lilly shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or take such other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted, provided that Lilly shall keep ImmunoGen

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

informed regarding any such recall, market withdrawal or corrective action as ImmunoGen from time to time may reasonably request, but only to the extent Lilly is legally permitted to do so.  Lilly shall bear all expenses of any such recall, market withdrawal or corrective action, including, without limitation, expenses of notification, destruction and return of the affected Licensed Product and any refund to customers of the amounts paid for such Licensed Product.

(e)                                   Confidential Information.  All reports, updates, product complaints and other information provided by the Disclosing Party to the Receiving Party under this Agreement (including under this Section 3.5), shall be considered Confidential Information of the Disclosing Party, subject to the terms of Section 6 hereof.

4.                                      SUPPLY AND MANUFACTURING OBLIGATIONS; SERVICES

4.1                               Supply of Materials.  Lilly shall be responsible, at its sole cost, for manufacturing or having manufactured, all materials (including without limitation, all Target-Binding Antibodies, linkers, MAY Compounds and Licensed Products) to enable it to Develop and Commercialize Licensed Products (including as required for any pre-clinical, clinical and commercial use of Licensed Products, including process development and scale-up).  In the event Lilly elects to manufacture or have manufactured by a Permitted Third Party Service Provider Licensed Products, or linkers or MAY Compounds therefor, then ImmunoGen shall (a) provide the Technical Transfer Materials to Lilly for the purpose of enabling Lilly to exercise its rights under this Agreement with respect to the Licensed Product, to the extent such Technical Transfer Materials have not already been provided by ImmunoGen to Lilly pursuant to the Multi-Target Agreement [***].  Notwithstanding the foregoing, Lilly shall promptly notify ImmunoGen whenever Lilly has, directly or indirectly, engaged any Permitted Third Party Service Provider to provide any MAY Compound for use, or potential use, in the manufacture of any Licensed Product or any of its components.  Such notice shall set forth such Permitted Third Party Service Provider’s name, address and contact information (e.g., telephone number(s) and/or email address(es)).

4.2                               Supply of MAY Compound by ImmunoGen for Non-Clinical Development.  Notwithstanding anything to the contrary in Section 4.1 hereof, during the Term, Lilly may request ImmunoGen to supply Lilly with such quantities of MAY Compound as may be reasonably

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

requested by Lilly in order to conduct all pre-clinical Development activities relating to Licensed Products.  Lilly shall order all amounts of MAY Compound, and ImmunoGen shall use commercially reasonable efforts to deliver all such ordered amounts, in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes and specifications to be agreed upon by the Parties.  ImmunoGen shall charge, and Lilly agrees to pay, [***] for such MAY Compound.  In connection with such supply pursuant to this Section 4.2, Lilly hereby agrees that (a) it shall not use the MAY Compound in any human subject; and (b) it shall use the MAY Compound in compliance with all Applicable Laws.  Lilly shall be entitled to transfer MAY Compound to any Affiliate, Sublicensee or Permitted Third Party Service Provider under terms obligating such Affiliate, Sublicensee or Permitted Third Party Service Provider not to transfer or use such MAY Compound except in compliance with the preceding sentence.

4.3                               Services; Supply of Drug Substance.  If, during the Term, Lilly requests that ImmunoGen conduct (a) [***], (b) [***], (c) manufacturing and/or supply of Licensed Product in drug substance form for any [***], or [***], but excluding [***] and [***], or (d) any other tasks in connection with the Development, manufacture, use and Commercialization of Licensed Products with respect to which the Parties may mutually agree, then the Parties shall negotiate in good faith the terms of separate written agreements (which may include, without limitation, master agreements, supply agreements, service agreements and quality agreements) for each of the activities to be performed thereunder.

5.                                      FINANCIAL TERMS

5.1                               Upfront Fee.  In consideration of the grant of the license described in Section 2.1 hereof, Lilly hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of [Zero United States Dollars ($0.00)/Two Million United States Dollars ($2,000,000)](2) payable in accordance with Section 5.6(d) hereof within [***] days after the Effective Date, which Upfront Fee shall be non-refundable and non-creditable.

(2)    Insert Zero U.S. Dollars ($0.00) in the first Exclusive License taken under the Multi-Target Agreement.  Insert Two Million U.S. Dollars ($2,000,000) in each of the [***] remaining Exclusive Licenses taken under the Multi-Target Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5.2                               Milestone Payments for Licensed Products.  In further consideration of the grant of the license by ImmunoGen hereunder, and subject to the other terms of this Agreement, Lilly will make the following payments to ImmunoGen in accordance with Section 5.6(d) hereof within [***] days after Lilly’s receipt of an invoice from ImmunoGen reflecting the first occurrence of each of the milestones set forth below:

Clinical Milestones	Milestone Payment
(a) Initiation of first Phase I Clinical Study for a Licensed Product	$5.0 Million
[***]	[***]
[***]	[***](3)

Regulatory Milestones
[***]	[***]
[***]	[***]

Sales Milestones
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

If the milestone described in [***] above occurs before milestone described in [***] above, the milestone payment payable upon the occurrence of the milestone described in [***] above shall be increased from $[***] to [$[***]](4), and no milestone payment will be payable with respect to

(3)    Insert $[***] in the first Exclusive License taken under the Multi-Target Agreement.  Insert $[***] in each of the two remaining Exclusive Licenses taken under the Multi-Target Agreement.

(4)    Insert $[***] in the first Exclusive License taken under the Multi-Target Agreement.  Insert $[***] in each of the two remaining Exclusive Licenses taken under the Multi-Target Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

any [***] of the [***].  It is hereby acknowledged and agreed that any milestone payment shall be [***], with respect to the [***] of the [***], regardless of how many times [***] is [***] and [***].  All milestone payments shall be nonrefundable and noncreditable.  Lilly shall notify ImmunoGen of the achievement of each milestone hereunder as provided in Section 3.5(b) hereof.

5.3                               Payment of Royalties; Royalty Rates; Accounting for Royalties and Records.

(a)                                  Royalty Payments.  For each Licensed Product, commencing on the first date of First Commercial Sale of such Licensed Product in any country or jurisdiction in the Territory, Lilly shall pay to ImmunoGen the following royalties based on Net Sales of such Licensed Product sold by Lilly, its Affiliates and its Sublicensees, on an incremental basis in each Calendar Year during the Royalty Term, at the following rates:

For Calendar Year Worldwide	Royalty Rate
Net Sales of Licensed Products	(% of Calendar Year Net Sales)

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

(b)                                  Third Party Royalty Offset.  Subject to Section 5.3(f) hereof, if, with respect to a Calendar Quarter, Lilly [***] to one or more Third Parties in consideration for a [***], in the [***] Lilly could [***] the Licensed Intellectual Property [***] to [***] or [***] the [***] or [***] of any Licensed Product included within the Licensed Intellectual Property [***] owned by such Third Party in any country (collectively, “Third Party Payments”), as evidenced, to the extent requested by ImmunoGen, by [***] and approved by [***] (which approval shall not be unreasonably withheld), then Lilly shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 5.3(a) or 5.3(d) hereof (but not the royalties otherwise due to ImmunoGen pursuant to Section 5.3(c) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter by an amount equal to [***] of the amount of such Third Party Payments.  For purposes of clarity, the term “Third

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Party Payments” includes only [***] payable on the same basis as required by this Section 5.3, and does not include [***] in excess of [***], any amounts paid for [***] or any amount paid for rights not required to permit Lilly to practice the Licensed Intellectual Property to make, use, sell or import the MAY Compound portion or linker portion of any Licensed Product included in the Licensed Intellectual Property in any country.

(c)                                   Valid Claim Coverage.

(i)                                     No Patent Coverage.  Subject to Section 5.3(f) hereof, the royalty rates set forth in Sections 5.3(a), 5.3(d) and 5.3(e) hereof shall apply, on a country-by-country basis and Licensed Product-by-Licensed Product basis, to Net Sales of Licensed Products only where (A) such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country is Covered by a Valid Claim within the Licensed Patent Rights or (B) the manufacture of such Licensed Product (or of any component of such Licensed Product), at the time of its manufacture, was Covered by a Valid Claim within the Licensed Patent Rights in the country of manufacture.  Subject to the other terms of this Agreement (except for Section 5.3(b) hereof, which shall not apply), on a country-by-country and Licensed Product-by-Licensed Product basis where and as of and when the royalty rates under Sections 5.3(a), 5.3(d) and 5.3(e) hereof do not apply as a result of this Section 5.3(c)(i), the royalties payable with respect to Net Sales of such Licensed Product sold by Lilly, its Affiliates and its Sublicensees in such country shall be reduced by [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 5.3(a) or 5.3(e) hereof, as applicable, without giving effect to any royalty reduction provided in Section 5.3(d) hereof, using the methodology outlined in Schedule B attached hereto.  The Parties hereby acknowledge and agree that such royalties shall be in consideration of the commercial advantage, know-how and background information gained from the unpatented Licensed Technology.

(ii)                                  Applicability of Royalty Rates.  For purposes of clarity, (A) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is Covered by a Valid Claim in a country within the Territory such that royalties are paid by Lilly pursuant to Section 5.3(a), 5.3(d) or 5.3(e) hereof and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the Licensed Product (and its manufacture, use, sale, offer for sale or importation) is no longer Covered by a Valid Claim in such country, Lilly shall pay

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ImmunoGen a royalty at the rate set forth in Section 5.3(c)(i) hereof for the portion of the Royalty Term during which no such Valid Claim Covers such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country; and (B) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is not Covered by a Valid Claim in a country within the Territory such that royalties are paid by Lilly pursuant to Section 5.3(c)(i) hereof and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the Licensed Product (or its manufacture, use, sale, offer for sale or importation) becomes Covered by a Valid Claim within the Licensed Patent Rights in such country, Lilly shall pay ImmunoGen a royalty at the rates set forth in Section 5.3(a), 5.3(d) or 5.3(e) hereof, as applicable, for that portion of the Royalty Term during which such Valid Claim Covers such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country.

(iii)                               Definition of “Cover”.  For the sole purposes of this Section 5.3 (and for no other purpose under this Agreement), a Valid Claim within the Licensed Patent Rights “Covers” the Licensed Product (or its manufacture, use, sale, offer for sale or importation) in a country if, but for the license granted under Section 2.1(a) hereof, the manufacture, use, sale, offer for sale or importation of the Licensed Product by Lilly or any of its Affiliates or Sublicensees in such country would infringe such Valid Claim; provided, however, that in determining whether a Valid Claim within such Licensed Patent Rights “Covers” (as defined above) the Licensed Product (or its manufacture, use, sale, offer for sale or importation), (A) any Valid Claim within the Licensed Patent Rights that is jointly owned by Lilly (or any of its Affiliates) with ImmunoGen (or any of its Affiliates) shall be deemed to be owned solely by ImmunoGen or an Affiliate of ImmunoGen and (B) any Valid Claim contained in [***] within the Licensed Patent Rights that has not been (1) canceled, withdrawn or abandoned or (2) [***] shall be deemed to [***].

(d)                                  Loss of Market Exclusivity.

(i)                                     Major Countries.  Subject to Section 5.3(f) hereof, if, with respect to a Calendar Quarter, Lilly or any of its Affiliates or Sublicensees experiences a Loss of Market Exclusivity for a Licensed Product in any Major Country, then Lilly shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 5.3(a) or 5.3(e) hereof (but

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

not the royalties otherwise due to ImmunoGen under Section 5.3(c) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter as described below, in each case using a methodology similar to that outlined in Schedule B attached hereto.  In calculating royalty reductions pursuant to this Section 5.3(d), the applicable WARR (as defined in Schedule B) shall be multiplied by a percentage which is equal to a fraction, the numerator of which is the actual Net Sales of the Licensed Product in the country for the applicable Calendar Quarter during the period of Loss of Market Exclusivity, and the denominator of which is the Baseline Net Sales of the Licensed Product in such country; provided, however, that (i) if the percentage referred to above is [***], no reductions shall be made pursuant to this Section 5.3(d) with respect to Net Sales of the Licensed Product in such country for such Calendar Quarter; and (ii) such percentage shall never be less than [***], regardless of whether Net Sales of such Licensed Product in such country for such Calendar Quarter are [***] of the applicable Baseline Net Sales.

(ii)                                  Non-Major Countries.  Subject to Section 5.3(f) hereof, if, with respect to a Calendar Quarter, Lilly or any of its Affiliates or Sublicensees experiences a Loss of Market Exclusivity for a Licensed Product in any Non-Major Country, then Lilly shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 5.3(a) or 5.3(e) hereof (but not the royalties otherwise due to ImmunoGen under Section 5.3(c) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter and [***] in such country as described below, in each case using a methodology similar to that outlined in Schedule B attached hereto.  In calculating royalty reductions pursuant to this Section 5.3(d), the applicable WARR (as defined in Schedule B) shall be multiplied by [***].

(e)                                   Effect of Challenge.  In further consideration of the grant by ImmunoGen of the license hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights is issued, if Lilly, its Affiliates or Sublicensees initiates a Challenge or induces or assists a Third Party in initiating or prosecuting a Challenge (the Licensed Patent Rights subject to such Challenge being referred to herein as the “Challenged Patent Rights”), then during the period that such Challenge is pending, the royalty rates set forth in Section 5.3(a) hereof shall be increased by an additional

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***] of annual Net Sales (the “Challenge-Related Royalty Increase”) in the country(ies) in which the Challenged Patent Rights were pending or issued (each, a “Challenge Jurisdiction”) commencing on the date of such initiation or the date Lilly, its Affiliates or Sublicensees first induces or provides assistance to such Third Party, as applicable, but only with respect to Net Sales of Licensed Products in the applicable Challenge Jurisdiction(s).  Each Party shall pay its respective expenses (including attorneys’ fees and expenses) with respect to the assertion of or response to any Challenge.  Following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, Lilly’s obligation to pay the Challenge-Related Royalty Increase shall [***].  If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remains one or more Valid Claims within the Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation of Licensed Products by Lilly or any of its Affiliates or Sublicensees in the Challenge Jurisdiction in the absence of the license granted under Section 2.1(a) hereof, then ImmunoGen shall be entitled to (i) retain all amounts with respect to the Challenge-Related Royalty Increase actually paid by Lilly to ImmunoGen with respect to the Challenge Jurisdiction, and (ii) be paid any amounts owing with respect to the Challenge-Related Royalty Increase that are accrued but unpaid prior to the date Lilly’s obligation to pay the Challenge-Related Royalty Increase ceases as provided above (for avoidance of any doubt, under the circumstances described in this sentence, since the Challenge-Related Royalty Increase has ceased, for any period from and after the date of such cessation, royalties under this Agreement shall only be those royalties that ImmunoGen would otherwise be entitled to under this Agreement disregarding the Challenge-Related Royalty Increase).  If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remain no Valid Claims within the Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation of Licensed Products by Lilly or any of its Affiliates or Sublicensees in such Challenge Jurisdiction in the absence of the license granted under Section 2.1(a) hereof, then ImmunoGen shall reimburse Lilly for all amounts paid with respect to the Challenge-Related Royalty Increase actually paid by Lilly to ImmunoGen with respect to the Challenge Jurisdiction (the “Clawback Amount”) as follows: (A) Lilly shall be entitled to credit [***] percent ([***]%) of each royalty payment due under Section 5 hereof as they become due from and after the final, unappealable conclusion of such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Challenge in such Challenge Jurisdiction against the Clawback Amount until reimbursed in full; and (B) any unreimbursed portion of the Clawback Amount outstanding at the conclusion of the Royalty Term in all countries and jurisdictions in the Territory shall be paid to Lilly within [***] days after receipt by ImmunoGen of an invoice from Lilly therefor.

(f)                                    Minimum Royalty Rate.  Anything contained in this Agreement to the contrary notwithstanding, none of the reductions to royalties provided in Sections 5.3(b), 5.3(c) and 5.3(d) hereof, shall, individually or in the aggregate, [***] the royalties payable with respect to Net Sales of any Licensed Product sold by Lilly, its Affiliates and its Sublicensees in any country during the Royalty Term by more than [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 5.3(a) or 5.3(e), as applicable, without giving effect to any royalty reduction provided in Section 5.3(b), 5.3(c) or 5.3(d) hereof.

5.4                               One Royalty.  For purposes of clarity, only one royalty, calculated at the applicable royalty rate under this Section 5 (after taking into account all the applicable provisions of this Section 5), shall be payable to ImmunoGen hereunder for each sale of a Licensed Product.

5.5                               Royalty Term.

(a)                                  Determination of Royalty Term.  Subject to the reinstatement provisions of Section 5.5(b) hereof, Lilly shall pay royalties with respect to Net Sales of each Licensed Product on a country-by-country and Licensed Product-by-Licensed Product basis until the later of (i) [***] years from the date of First Commercial Sale of such Licensed Product in such country or (ii) the expiration of the last to expire Valid Claim within the Licensed Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation of the Licensed Product by Lilly or any of its Affiliates or Sublicensees in such country in the absence of the license granted under Section 2.1(a) hereof (the “Royalty Term”).  For the sole purposes of determining infringement of Valid Claims under this Section 5.5(a) (and for no other purpose), (A) any Valid Claim within the Licensed Patent Rights that is jointly owned by Lilly (or any of its Affiliates) with ImmunoGen (or any of its Affiliates) shall be deemed to be owned solely by ImmunoGen or an Affiliate of ImmunoGen, and (B) subject to Section 5.5(b) hereof, claims contained in [***] that have [***] in a country will not be considered Valid Claims and, therefore, will be disregarded for purposes of determining the expiration of the Royalty Term for a Licensed Product in such country under this Section 5.5(a).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b)                                  Reinstatement of Royalty Term.  If, following the expiration of the Royalty Term applicable to a Licensed Product in a country in accordance with Section 5.5(a) hereof, any patent issues to ImmunoGen or one of its Affiliates in such country having, as its earliest priority date, a date preceding the expiration of the Royalty Term (as determined in accordance with Section 5.5(a) hereof), and any such issued patent (the “Post-Royalty Term Issued Patents”) contains one or more Valid Claims that would at any time after issuance be infringed by the manufacture, use, sale, offer for sale or importation of the Licensed Product by Lilly or any of its Affiliates or Sublicensees in such country (it being understood and agreed by the Parties that such Post-Royalty Term Issued Patents are not included within the scope of the paid-up license granted under Section 8.1(b) hereof but are included in the paid-up license granted under Section 8.1(c) hereof), then all of the terms and conditions of this Agreement shall be automatically reinstated (the “Reinstated License”) with respect to such Licensed Product in such country as of the first date that the manufacture, use, sale, offer for sale or importation of such Licensed Product in such country would infringe such Valid Claims (the “Royalty Restoration Date”) with such Valid Claims included within the Licensed Patent Rights, except that the Reinstated License shall be on a nonexclusive basis.  Lilly shall pay royalties in accordance with Section 5 hereof with respect to Net Sales of such Licensed Product in such country from the applicable Royalty Restoration Date until the expiration of the last to expire Valid Claim contained in the applicable Post-Royalty Term Issued Patents that would be infringed by the manufacture, use, sale, offer for sale or importation of the Licensed Product by Lilly or any of its Affiliates or Sublicensees in such country in the absence of the license granted under Section 2.1(a) hereof (the “Reinstated Royalty Term”).  For purposes of clarity, a discrete Reinstated Royalty Term will apply to each Post-Royalty Term Issued Patent.

5.6                               Payment Terms.

(a)                                  Payment of Milestones; Payment of Royalties; Royalty Reports.  Lilly shall make any milestone payments owed to ImmunoGen hereunder in U.S. Dollars, using the wire transfer provisions of Section 5.6(d) hereof within [***] days of the occurrence of the applicable event giving rise to the obligation and receipt by Lilly of an invoice from ImmunoGen to make such payment.  Lilly shall make any royalty payments owed to ImmunoGen in U.S. Dollars, quarterly within [***] days following the end of each Calendar Quarter for which such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

royalties are deemed to occur (as provided in the next sentence), using the wire transfer provisions of Section 5.6(d) hereof.  Determination of when a sale of any Licensed Product occurs for purposes of this Agreement shall be made when the revenue from such sale is recognized by Lilly in accordance with Lilly Accounting Standards or, in the case of Sublicensees, in accordance with such Sublicensees’ respective revenue recognition accounting standards, consistently applied.  Each royalty payment shall be accompanied by a report in which sales of Licensed Products occurred in the Calendar Quarter covered by such statement, specifying each of: (A) the Net Sales in U.S. Dollars of each Licensed Product on a country-by-country basis in the Territory during the Calendar Quarter by Lilly and its Affiliates and Sublicensees; (B) the applicable royalty rate(s) under this Agreement [***]; and (C) the royalties payable, in U.S. Dollars, which shall have accrued hereunder with respect to such Net Sales.

(b)                                  Accounting.  All payments hereunder shall be made in U.S. dollars.  Royalties shall be calculated based on Net Sales in U.S. Dollars, with the conversion of Net Sales in each country to U.S. Dollars according the Lilly Standard Exchange Rate Methodology.

(c)                                   No Set-Off; Tax Withholding.  All payments made by Lilly to ImmunoGen hereunder shall be made without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes, if any.  Lilly shall make any applicable withholding payments due on behalf of ImmunoGen and shall provide ImmunoGen with reasonable proof of payment of such withholding taxes, together with an accounting of the calculations of such taxes, within [***] days after such payment is remitted to the proper authority.  Any withheld tax remitted by Lilly to the proper authority shall be treated as having been paid by Lilly to ImmunoGen for all purposes of this Agreement.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any Applicable Laws in connection with the making of any required withholding tax payment, or in connection with any claim to a refund of or credit for any such payment.

(d)                                  Wire Transfers.  All payments hereunder shall be made to ImmunoGen in U.S. Dollars by bank wire transfer in immediately available funds to the account designated by ImmunoGen by written notice to Lilly from time to time.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5.7                               Overdue Payments.  Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***], or (b) the maximum interest rate permitted by Applicable Law in regard to such payments, calculated in each case from the date such payment was due through to the date on which payment is actually made; provided, however, that with respect to any disputed payments, no interest shall be due until such dispute is resolved and the interest that shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.  Such payments when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

5.8                               Records Retention; Audit.

(a)                                  Records Retention.  Commencing as of the date of First Commercial Sale of the first Licensed Product, Lilly and its Affiliates and Sublicensees shall keep for at least [***] years from the end of the Calendar Year to which they pertain complete and accurate records of sales by Lilly or its Affiliates or Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the royalty payments to be confirmed.

(b)                                  Audit.  Subject to the other terms of this Section 5.8(b), at the request of ImmunoGen, upon at least [***] Business Days’ prior written notice, but no more often than [***] per Calendar Year and not [***] with respect to records covering any specific period of time, and at its sole expense (except as otherwise provided herein), Lilly shall permit an internationally recognized independent accounting firm reasonably selected by ImmunoGen and reasonably acceptable to Lilly to inspect (during regular business hours) at such place or places where such records are customarily kept the relevant records required to be maintained by Lilly and its Affiliates and Sublicensees under Section 5.8(a) hereof.  At ImmunoGen’s request, the independent accounting firm shall be entitled to audit the [***] years of Lilly’s records solely for purposes of verifying the items set forth in Section 5.8(a) hereof.  Before beginning the audit the independent accounting firm shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 hereof limiting the disclosure and use of such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

information by such independent accounting firm to authorized representatives of the Parties and the purposes germane to this Section 5.8.  The independent accounting firm shall provide its audit report and basis for any determination to Lilly at the time such report is provided to ImmunoGen.  Lilly and ImmunoGen shall each have the right to request a further determination by such independent accounting firm as to matters which such Party disputes within [***] days following receipt of such report.  The Party initiating a dispute will provide the other Party and the independent accounting firm with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the independent accounting firm shall undertake to complete such further determination within [***] days after the dispute notice is provided, which determination shall be limited to the disputed matters and provided to both Parties.  The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion.  The results of any such audit, reflecting the independent accounting firm’s determination of any disputed matters, shall be binding on both Parties.  ImmunoGen agrees to treat the results of any such independent accounting firm’s review of Lilly’s records under this Section 5.8(b) as Confidential Information of Lilly subject to the terms of Section 6 hereof.  If any such audit reveals a deficiency in the calculation of royalties resulting in any underpayment by Lilly, Lilly shall [***] pay ImmunoGen the amount remaining to be paid [***], and if such underpayment is by [***], Lilly shall pay the reasonable costs and expenses of the audit.  If any audit reveals an excess in the calculation of royalties resulting in an overpayment by Lilly, Lilly may invoice ImmunoGen for such overpayment, and ImmunoGen will pay such invoice within [***] days from the date of its receipt of such invoice.

6.                                      TREATMENT OF CONFIDENTIAL INFORMATION

6.1                               Confidentiality.

(a)                                  Confidentiality Obligations.  ImmunoGen and Lilly each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and Lilly each agrees that, subject to Section 6.1(b) hereof, during the Term and for an additional [***] years thereafter, (i) it will not disclose, and will cause its Affiliates (and, in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the case of Lilly, its Sublicensees and Permitted Third Party Service Providers) not to disclose, any Confidential Information of the other Party and (ii) it will not use, and will cause its Affiliates (and, in the case of Lilly, its Sublicensees and Permitted Third Party Service Providers) not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates (and, in the case of Lilly, its Sublicensees and Permitted Third Party Service Providers) to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.

(b)                                  Limited Disclosure.  Each Receiving Party shall be entitled to disclose the Disclosing Party’s Confidential Information to its Affiliates and their respective Representatives (and, in the case of Lilly, its Sublicensees and Permitted Third Party Service Providers) to enable the Receiving Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that such disclosure shall only be made to persons who are bound by written obligations as described in Section 6.1(c) hereof.  In addition, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure (i) is reasonably necessary to file, prosecute or maintain patents or patent applications, or to file, prosecute or defend litigation related to patents or patent applications, subject to the restriction set forth in Section 7.2(e) hereof and otherwise in accordance with this Agreement, or (ii) as required by Applicable Laws, provided that in the case of any disclosure under this clause (ii), the Receiving Party shall (A) if practicable, provide the Disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (B) if requested by the Disclosing Party, cooperate in all reasonable respects with the Disclosing Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the Disclosing Party’s expense, and (C) use good faith efforts to incorporate the comments of the Disclosing Party in any such disclosure or request for confidential treatment or a protective order.

(c)                                   Employees, Consultants and Subcontractors.  ImmunoGen and Lilly each hereby represents and warrants that all of its and its Affiliates’ Representatives who participate in the activities contemplated by this Agreement or who otherwise have access to Confidential

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates (and, in the case of Lilly, its Sublicensees and Permitted Third Party Service Providers) to use, reasonable efforts to enforce such obligations.

6.2                               Publicity.  The Parties acknowledge that the terms of this Agreement constitute the Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1(b) hereof.  In addition, either Party may disclose the terms of this Agreement (a) on a need-to-know basis to such Party’s legal, accounting and financial advisors and (b) as reasonably necessary in connection with any actual or potential (i) debt or equity financing of such Party or (ii) purchase by any Third Party of all the outstanding capital stock or all or substantially all of the assets of such Party or any merger or consolidation involving such Party (except that ImmunoGen shall not disclose the identity of the Licensed Target under this clause (b)); provided that in each case the Person to whom the terms of this Agreement is to be disclosed agrees in writing to maintain the confidentiality of such information with terms at least as protective as those contained in Section 6.1(a) hereof.  Anything contained in this Agreement to the contrary notwithstanding, upon the execution of this Agreement ImmunoGen may issue a press release with respect to this Agreement (the final form of which shall have been reviewed and approved by Lilly prior to the Effective Date, which approval shall not be unreasonably withheld, conditioned or delayed) and either Party may make subsequent and repeated public disclosure of the contents thereof without further approval of the other Party.  After issuance of such press release, neither Party shall publish, present or otherwise disclose publicly any material related to events arising under this Agreement without the prior written consent of the other Party; provided that notwithstanding the foregoing, (A) neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws; and (B) either Party shall be permitted to publish such material in scientific journals or present such material at scientific conferences in accordance with Section 6.3 hereof.  Either Party may make subsequent and repeated disclosure of the contents of any disclosures permitted by the preceding sentence without the prior written consent of the other Party.

6.3                               Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

premature publication or dissemination of results of the activities hereunder.  Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Development, manufacture, use and Commercialization of a Licensed Product to the extent such results refer to, derive from or otherwise relate to the Licensed Intellectual Property (the “Covered Results”) without the prior review by and approval of the other Party; provided, that it shall not be deemed unreasonable for Lilly to withhold its consent to any request by ImmunoGen to publish or present any Covered Results prior to the planned publication or dissemination of such Covered Results by Lilly.  Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Covered Results at least [***] days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] day period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] days (or such other period as the Parties may mutually agree) from the date of such written request to seek appropriate patent protection for any unpatented Technology disclosed in such publication or presentation that it reasonably believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.  Notwithstanding the foregoing or anything to the contrary herein, ImmunoGen acknowledges and agrees that Lilly may publish the registration of the initiation of and results of clinical trials that it conducts with respect to an Ab-May Product or Licensed Product on Lilly’s Clinical Trial Register to the extent required by Lilly policies and/or Applicable Laws and that such publication will not be a breach of the confidentiality obligations this Agreement.

6.4                               Integration.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

limitation, the Confidentiality Agreement and the confidentiality provisions of the Multi-Target Agreement.  Any confidential information of a Party disclosed under the Confidentiality Agreement or the Multi-Target Agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.

7.                                      PROVISIONS CONCERNING THE FILING, PROSECUTION AND
MAINTENANCE OF PATENT RIGHTS

7.1                               Ownership of Intellectual Property Disclosure.  Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law.

(a)                                  Solely-Owned Technology.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties (i) ImmunoGen shall be the sole owner of the Licensed Intellectual Property (other than the Joint Program Technology and Joint Improvements included therein), and (ii) subject to Section 7.3(b) hereof, Lilly shall be the sole owner of Lilly Improvements and any Patent Rights claiming such Lilly Improvements and/or Lilly Antibodies.

(b)                                  Jointly-Owned Technology.  All Joint Program Technology and Joint Improvements shall be jointly owned by ImmunoGen and Lilly.  The Parties shall also jointly own any Patent Rights claiming such Joint Program Technology and Joint Improvements.

(c)                                   Disclosure.  Each Party shall provide to the other Party any invention disclosure related to any Joint Program Technology or Joint Improvements within [***] days after such Party receives such disclosure from its employees or others obligated to assign inventions to such Party or any Affiliate of such Party.

7.2                               Patent Filing, Prosecution and Maintenance.

(a)                                  Licensed Patent Rights.  ImmunoGen, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Licensed Patent Rights (other than Licensed Patent Rights claiming Joint Program Technology or Joint Improvements).

(b)                                  Lilly Improvements.  Lilly, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

preparation, filing, prosecution and maintenance of all Patent Rights claiming Lilly Improvements.

(c)                                   Joint Program Technology and Joint Improvements.

(i)                                     If not already established under the Multi-Target Agreement, prior to either Party filing any patent application disclosing Joint Program Technology or Joint Improvements, the Parties shall establish a committee (the “Patent Committee”) comprised of at least one (1) representative of each Party for the purpose of facilitating the preparation, filing, prosecution, maintenance and defense of Patent Rights claiming Joint Program Technology and/or Joint Improvements.  As agreed upon by the Parties, meetings of the Patent Committee may be face-to-face or may be conducted by teleconferences or videoconferences, from time to time as needed.  The Patent Committee will be the forum through which the Parties coordinate their respective obligations to each other described in this Section 7.

(ii)                                  Subject to the terms contained herein, Lilly shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Program Technology, using patent counsel and agents selected by Lilly and approved by ImmunoGen, which approval shall not be unreasonably withheld, conditioned or delayed.

(iii)                               Subject to the terms contained herein, ImmunoGen shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Improvements, using patent counsel and agents selected by ImmunoGen and approved by Lilly, which approval shall not be unreasonably withheld, conditioned or delayed.

(iv)                              The Party undertaking the responsibility for the filing, prosecution and maintenance of any Patent Rights claiming Joint Program Technology or Joint Improvements (A) will provide the other Party with a copy of any proposed patent application claiming Joint Program Technology or Joint Improvements for review and comment reasonably in advance (but at least thirty (30) days in advance) of filing, and (B) will otherwise keep the other Party reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, by using commercially reasonable efforts to provide the other Party a reasonable time prior to taking or failing to take any action that would affect the scope or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the other Party has a reasonable opportunity to review and comment.

(d)                                  Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, prosecution and maintenance of any Patent Rights pursuant to this Section 7.2.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring employees or others to execute such papers or instruments, so as to effectuate the ownership of such Patent Rights and to enable the filing, prosecution, maintenance and extension thereof in any country or region.  In addition, the Parties shall reasonably cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to the Licensed Patent Rights.

(e)                                   Improper Patent Filings.  [***].

7.3                               Abandonment.

(a)                                  Licensed Patent Rights; Joint Improvements.  If ImmunoGen decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Licensed Patent Rights or Patent Rights claiming Joint Improvements for which it is the filing party under Sections 7.2(a) and 7.2(c)(iii) hereof in any country or region in the Territory, ImmunoGen shall inform Lilly of such decision promptly and, in any event, so as to provide Lilly a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  Lilly shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at Lilly’s sole expense and through patent counsel or agents of its choice.  Lilly shall not become an assignee of such Licensed Patent Rights or of ImmunoGen’s interest in such Patent Rights claiming Joint Improvements as a result of its assumption of such responsibility.  Upon transfer of ImmunoGen’s responsibility for prosecuting, maintaining and defending any of the Licensed Patent Rights or Patent Rights

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

claiming Joint Improvements under this Section 7.3(a) hereof, ImmunoGen shall promptly deliver to Lilly copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for Lilly to assume such prosecution, maintenance and defense.

(b)                                  Lilly Improvements; Joint Program Technology.  If Lilly decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Patent Rights claiming Lilly Improvements or Patent Rights claiming Joint Program Technology for which Lilly is the filing party under Sections 7.2(b) and 7.2(c)(ii) hereof in any country or region in the Territory, Lilly shall inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  ImmunoGen shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at ImmunoGen’s sole expense and through patent counsel or agents of its choice.  ImmunoGen shall not become an assignee of Lilly’s interest in such Patent Rights claiming Lilly Improvements, Joint Program Technology as a result of its assumption of such responsibility.  Upon transfer of Lilly’s responsibility for prosecuting, maintaining and defending any of the Patent Rights claiming Lilly Improvements or Joint Program Technology under this Section 7.2(b), Lilly shall promptly deliver to ImmunoGen copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense and to assign ownership of such Lilly Improvements to ImmunoGen.

7.4                               Third Party Infringement.

(a)                                  If either Party becomes aware of any possible infringement of, or submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act that is covered by, any Licensed Patent Rights that cover a Licensed Product or any Lilly Improvement (an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b)                                  ImmunoGen shall have the first right and option, but not the obligation, to eliminate such Infringement with respect to Licensed Patent Rights (other than Patent Rights claiming Joint Program Technology) that cover Licensed Products by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by ImmunoGen.  If ImmunoGen does not take commercially reasonable steps to eliminate the Infringement [***] days from any Infringement Notice (or [***] days in the case of an Infringement under the Hatch-Waxman Act), then Lilly shall have the right and option to do so at its expense, provided that if ImmunoGen has commenced negotiations with an alleged infringer for elimination of such Infringement within such [***] day (or, if applicable, such [***] day) period, then ImmunoGen shall have an additional [***] days (or in the case of an infringement under the Hatch-Waxman Act, [***] days) to conclude its negotiations before Lilly may take steps to eliminate such Infringement.

(c)                                   Lilly shall have the first right and option, but not the obligation, to eliminate such Infringement with respect to Patent Rights claiming Lilly Improvements or Joint Program Technology by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by Lilly.  If Lilly does not take commercially reasonable steps to eliminate the Infringement within [***] days from any Infringement Notice (or [***] days in the case of an Infringement under the Hatch-Waxman Act), then ImmunoGen shall have the right and option to do so at its expense, provided that if Lilly has commenced negotiations with an alleged infringer for elimination of such Infringement within such [***] day (or, if applicable, such [***] day) period, then Lilly shall have an additional [***] days (or in the case of an infringement under the Hatch-Waxman Act, [***] days) to conclude its negotiations before ImmunoGen may take steps to eliminate such Infringement.

(d)                                  ImmunoGen shall not consent to the entry of judgment or enter into any settlement with respect to any Infringement claim or proceeding under this Section 7.4 involving Lilly Improvements, Joint Improvements or Joint Program Technology without the prior written consent of Lilly, which consent shall not be unreasonably withheld, conditioned or delayed.  Lilly shall not consent to the entry of judgment or enter into any settlement with respect to any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Infringement claim or proceeding under this Section 7.4 involving Joint Improvements, Joint Program Technology or any other Licensed Patent Rights without the prior written consent of ImmunoGen, which consent shall not be unreasonably withheld, conditioned or delayed.

(e)                                   Each Party shall have the right to participate, and be represented by counsel that it selects, in any legal proceedings or other action instituted under this Section 7.4 by the other Party.  If a Party with the right to initiate legal proceedings under this Section 7.4 to eliminate Infringement lacks standing to do so and the other Party has standing to initiate such legal proceedings, such Party with standing shall initiate such legal proceedings at the request and expense of the other Party.

(f)                                    In any action, suit or proceeding instituted under this Section 7.4, the Parties shall cooperate with and assist each other in all reasonable respects.  Upon the reasonable request of the Party initiating such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense.

(g)                                   Unless otherwise mutually agreed by the Parties, any damages, amounts received in settlement, judgment or other monetary awards recovered by either Party pursuant to Section 7.4(b) or 7.4(c) hereof, whether by settlement or judgment (“Monies”), shall be allocated in the following order:

(i)                                     the Monies will be distributed first to [***] for its costs and expenses incurred under Section 7.4(b) 7.4(c) or 7.4(f) hereof, as applicable;

(ii)                                  the Monies will then be distributed to [***] for its costs and expenses incurred under Section 7.4(e) hereof; then

(iii)                               to the extent the remaining Monies recovered represent such Third Party’s infringing sales with respect to Licensed Products, (A) ImmunoGen will receive an amount out of such remaining Monies equal to [***], and (B) Lilly will receive the amount of such remaining Monies [***]; or

(iv)                              to the extent the remaining Monies recovered represent [***], the amount of such Monies shall [***] and (A) ImmunoGen will [***], and (B) Lilly will receive the amount of such remaining Monies representing [***]; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(v)                                 to the extent the remaining Monies recovered represent [***], and the applicable decision-making authority in the action, suit or proceeding has not [***], then the Parties shall agree, in good faith, to an allocation of such Monies based on the relevant contributions of [***] and [***]; provided that if the Parties are unable to agree in good faith as to the allocation of such Monies on such basis, then the Parties shall submit such matter for determination to a mutually agreed upon independent patent counsel who (and whose firm) is not at the time of the dispute, was not at any time during the [***] years prior to such dispute, performing services for either Party or their respective Affiliates (or, in the case of Lilly, its Sublicensees); provided that the determination of such independent patent counsel shall be final and binding upon the Parties; then

(vi)                              if Lilly is the controlling Party, then Lilly will retain all Monies remaining after [***], including, without limitation, those for [***], which are applicable to the Licensed Products; or

(vii)                           If ImmunoGen is the controlling Party, then ImmunoGen will retain all Monies remaining after the [***], including, without limitation, those [***].

7.5                               Response to Biosimilar Applicants.

(a)                                  Notice.  In the event that either Party (i) receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”), whether or not such notice or copy is provided under any Applicable Laws (including under the Biologics Price Competition and Innovation Act of 2009 (the “BPCIA”), the United States Patient Protection and Affordable Care Act or implementing FDA regulations and guidance) applicable to the approval or manufacture of any biosimilar or interchangeable biological product (a “Proposed Biosimilar Product”) for which a Licensed Product is a “reference product,” as such term is used in the BPCIA, or (ii) otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), then such Party shall promptly provide the other Party with written notice.

(b)                                  Access to Confidential Information.  Upon written request from ImmunoGen and to the extent permitted by Applicable Laws, Lilly shall provide ImmunoGen with confidential access to the Biosimilar Application and such other information that describes

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the process used to manufacture the Proposed Biosimilar Product, in each case, to the extent provided to Lilly by the Third Party that submitted the Biosimilar Application (the “Applicant”); provided, however, that prior to receiving the Biosimilar Application and such confidential information, ImmunoGen shall provide notice to Lilly and the Applicant confirming its agreement to be subject to the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA.  For purposes of clarity, the Parties acknowledge and agree that ImmunoGen has retained a right to assert any patent within the Licensed Patent Rights and participate in litigation concerning any such patent.

(c)                                   Proposed Patent List.

(i)                                     Preparation of Proposed Patent List.  Not later than [***] days from the date of receipt by Lilly of a copy of a Biosimilar Application and related manufacturing information, Lilly, with cooperation from ImmunoGen shall prepare and provide ImmunoGen with a list (the “Proposed Patent List”) of (A) those patents within the Licensed Patent Rights that Lilly reasonably believes would be infringed by the manufacture and/or sale of the Proposed Biosimilar Product and (B) those patents within the Licensed Patent Rights, if any, that Lilly would be willing to sublicense to such Applicant in accordance with the terms of this Agreement.  As soon as practicable following the date of receipt by ImmunoGen of the Proposed Patent List, ImmunoGen and Lilly shall discuss in good faith the patents within the Licensed Patent Rights to be included on the Proposed Patent List and Lilly shall consider in good faith ImmunoGen’s proposals for changes to the Proposed Patent List with respect to the patents within the Licensed Patent Rights.  Not later than [***] days following Lilly’s receipt of the Biosimilar Application and related manufacturing information, Lilly shall provide the Applicant with a copy of the Proposed Patent List; provided, however, that Lilly shall incorporate certain ImmunoGen requests in accordance with Section 7.5(c)(iv) hereof. Notwithstanding the enforcement rights with respect to the Licensed Patent Rights set forth in Section 7.4(b) hereof, Lilly shall have the right to include any of the patents within the Licensed Patent Rights on the Proposed Patent List to the extent that Lilly reasonably believes that a claim of patent infringement for such patent could be asserted by either ImmunoGen or Lilly; provided, however, that the right to control any suit or proceeding in which such a claim is asserted shall be as set forth in Section 7.5(d) hereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii)                                  Disclosure of Applicant’s Response.  Provided that ImmunoGen has agreed to comply with the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA and to the extent permitted by Applicable Laws Lilly shall provide to ImmunoGen the Applicant Response (as defined below) no later than [***] days from the date of receipt by Lilly of a response from the Applicant with regard to any patent within the Licensed Patent Rights included on the Proposed Patent List, including any response required by the BPCIA (the “Applicant Response”).

(iii)                               Preparation of Lilly Response. Not later than [***] days from the date of receipt by Lilly of the Applicant Response, Lilly, with cooperation and assistance from ImmunoGen, shall prepare and provide ImmunoGen with a proposed response (the “Lilly Response”) that (A) describes on a claim-by-claim basis, how each patent within the Licensed Patent Rights on the Proposed Patent List would be infringed by the commercial marketing of the Proposed Biosimilar Product, and (B) responds to Applicant’s claims, if any, that the patents within the Licensed Patent Rights on the Proposed Patent List are invalid or unenforceable.  The Lilly Response shall include only the foregoing and shall not be construed to include any proposed response to the Applicant relating to any patents other than the Licensed Patent Rights; further, any actual response to the Applicant under the BPCIA and all decisions relating to subsequent procedures under the BPCIA with regard to any patent other than those included within the Licensed Patent Rights shall be within the sole discretion of Lilly.  As soon as practicable following the date of receipt by ImmunoGen of the proposed Lilly Response, the Parties shall discuss in good faith the statements in the proposed Lilly Response and Lilly shall consider in good faith ImmunoGen’s proposals for changes to the Lilly Response.  Not later than [***] days following Lilly’s receipt of the Applicant Response, Lilly shall provide the Applicant with a copy of the Lilly Response; provided, however, that Lilly shall incorporate certain ImmunoGen requests in accordance with Section 7.5(c)(iv) hereof.

(iv)                              Inclusion of Licensed Patent Rights or Responsive Information.  Provided that Lilly is legally able under Applicable Law to provide ImmunoGen with a copy of the Biosimilar Application (and related manufacturing agreement) and ImmunoGen has provided notice to Lilly and Applicant confirming its agreement to be subject to the confidentiality provisions of Section 351(l)(1)(B)(iii) of the PHSA, if ImmunoGen requests in writing to either

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(A) include a patent in the Proposed Patent List that was not included in Lilly’s initial Proposed Patent List provided to ImmunoGen by Lilly pursuant to Section 7.5(c)(i) hereof or (B) include responsive information with respect to any patent within the Licensed Patent Rights in the Lilly Response that was not included in Lilly’s initial Lilly Response provided to ImmunoGen pursuant to Section 7.5(c)(iii) hereof, then, absent manifest error, Lilly shall include such patent in the Proposed Patent List and such responsive information in the Lilly Response provided to Applicant, as applicable; provided, however, that ImmunoGen shall indemnify Lilly in accordance with Section 10.1(b) hereof to the extent any submissions requested by ImmunoGen are determined to have been made negligently or in bad faith.

(v)                                 Negotiation; ImmunoGen Rights. As soon as possible following the date on which Lilly provides Applicant with a copy of the Lilly Response, Lilly shall commence good faith negotiations with Applicant for a period of not more than [***] days (the “Negotiation Period”) in an effort to reach agreement on the patents on the Proposed Patent List (the “Infringed Patent List”) that will be the subject of an immediate patent infringement litigation pursuant to Section 351(l)(6) of the PHSA (an “Immediate Patent Infringement Action”); provided, however, that if the Proposed Patent List includes both patents within the Licensed Patent Rights and patents that are not within the Licensed Patent Rights, then Lilly shall not agree to the inclusion in the Infringed Patent List of any patents within the Licensed Patent Rights without the prior written consent of ImmunoGen, which consent shall not be unreasonably withheld, conditioned or delayed.  If Lilly and Applicant fail to reach agreement under Section 351(l)(4)(A) of the PHSA on the Infringed Patent List, Lilly shall have the sole right to determine under Section 351(l)(5)(B) of the PHSA which patents of those on the Proposed Patent List should be the subject of an Immediate Patent Infringement Action; provided, however, that if the Proposed Patent List [***], then Lilly shall [***].  Within [***] days following the exchange of such lists by Lilly and the Applicant, Lilly shall, to the extent legally permissible, provide ImmunoGen with a copy of the combined Infringed Patent List that will be the subject of an Immediate Patent Infringement Action.

(vi)                              Supplements to Proposed Patent List.  ImmunoGen shall provide Lilly with a copy of any U.S. patent within the Licensed Patent Rights that is issued after Lilly has provided the Proposed Patent List to the Applicant within [***] day after such issuance.  As

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

soon as practicable following the date of receipt by Lilly of any such patent, ImmunoGen and Lilly shall discuss in good faith whether such patent would be infringed by the manufacture and/or sale of the Proposed Biosimilar Product.  Lilly shall provide the Applicant with a supplement to the Proposed Patent List to include such patent not later than [***] days after the issuance of such patent if Lilly reasonably believes that a claim of patent infringement for such patent could be asserted by either ImmunoGen or Lilly or if ImmunoGen, absent manifest error, requests that Lilly supplement the Proposed Patent List to include such patent provided, however, that ImmunoGen shall indemnify Lilly in accordance with Section 10.1(b) hereof to the extent any supplement submissions requested by ImmunoGen are determined to have been made negligently or in bad faith.

(d)                                  Claims, Suits and Proceedings.

(i)                                     Immediate Patent Infringement Action.  With respect to any patents within the Licensed Patent Rights or any Patent Rights covering the Lilly Improvements, Joint Improvements or Joint Program Technology that are to be the subject of an Immediate Patent Infringement Action, the Parties’ respective rights and obligations with respect to the litigation of such patents (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such Immediate Patent Infringement Action, and obligations to pay legal costs and expenses with respect to such Immediate Patent Infringement Action) shall be as set forth in Sections 7.4(b) through 7.4(g) hereof, except that the Party having the first right to file a claim for Infringement against the Applicant with respect to any such patent subject to an Immediate Patent Infringement Action shall file such claim within [***] days after agreement is reached as to the Infringed Patent List under Section 351(l)(4) or the exchange of the lists under Section 351(l)(5)(B) of the PHSA, as applicable.

(ii)                                  Pre-Marketing Litigation.  Either Party shall, within [***] days of receiving any notice of commercial marketing provided by the Applicant pursuant to Section 351(l)(8)(A) of the PHSA (the “Premarket Notice”), notify the other Party.  Thereafter, the Parties’ respective rights and obligations with respect to any litigation pursuant to Section 351(l)(8)(B) of the PHSA (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Sections 7.4(b) through 7.4(g) hereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(iii)                               Cooperation; Standing.  Without limitation of Section 7.4(e) hereof, if a Party with the right to initiate legal proceedings under this Section 7.5(d) lacks standing to do so (or lacks the right under the BPCIA to do so) and the other Party has standing (or the sole right under the BPCIA) to initiate such legal proceedings, such Party with standing shall initiate such legal proceedings at the request and expense of the other Party.

(e)                                   Invalidity or Unenforceability Defenses or Actions.  In the event that the Applicant asserts, as a defense or as a counterclaim in any infringement action under Section 7.5(d) hereof, that any of the Licensed Patent Rights or any Patent Rights covering the Lilly Improvements, Joint Improvements or Joint Program Technology is invalid or unenforceable, then the Parties’ respective rights and obligations with respect to the response to such defense or the defense against such counterclaim, as applicable, (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Sections 7.4(b) through 7.4(g) hereof; provided that for these purposes any such defense or counterclaim shall be deemed to be an Infringement. In all other cases, including any declaratory judgment action or similar action or claim filed by an Applicant asserting that any of the Licensed Patent Rights or any Patent Rights covering the Lilly Improvements, Joint Improvements or Joint Program Technology is invalid or unenforceable (as in a declaratory judgment action brought by the Applicant following the Premarket Notice), then the Parties’ respective rights and obligations with respect to such action (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Sections 7.4(b) through 7.4(g) hereof; provided that for these purposes any such case shall be deemed to be an Infringement.

(f)                                    Changes in Applicable Law.  The Parties have agreed to the provisions of this Section 7.5 on the basis of the BPCIA and other applicable laws and regulations in effect as of the Effective Date.  If there are any material changes to the BPCIA or other Applicable Laws that would affect these provisions, the Parties will discuss amendments to this Section 7.5 in good faith.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

7.6                               Defense of Claims.  If any action, suit or proceeding is brought or threatened against either Party or an Affiliate or Sublicensee alleging infringement of the Technology or Patent Rights of a Third Party by reason of use by Lilly or an Affiliate or Sublicensee of the Licensed Intellectual Property in the Development, manufacture, use or Commercialization of any Licensed Product, the Party first receiving notice of such actual or threatened action, suit or proceeding shall notify the other Party promptly, and the Parties shall as soon as practicable thereafter confer in good faith regarding the best response.

7.7                               Trademarks.  All Licensed Products shall be sold under one or more trademarks and trade names selected and owned by Lilly or its Affiliates or Sublicensees in the Territory.  As between the Parties, Lilly shall control the preparation, prosecution and maintenance of applications related to all such trademarks and trade names in the Territory, at its sole cost and expense and at its sole discretion.  ImmunoGen shall notify Lilly promptly upon learning of any actual, alleged or threatened infringement of a trademark or trade name applicable to a Licensed Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory.  As between the Parties, all of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any trademark owned by Lilly or its Sublicensee hereunder, and any damages or other recovery, shall be Lilly’s sole responsibility, and taken in its sole discretion.

8.                                      TERM AND TERMINATION

8.1                               Term; Paid-Up Licenses.

(a)                                  Term.  The term of this Agreement shall commence on the Effective Date and shall expire on a Licensed Product-by-Licensed Product and a country-by-country basis upon the expiration of the Royalty Term or the Reinstated Royalty Term, as the case may be, applicable to a Licensed Product in each such country, subject to earlier termination in accordance with Section 8.2 hereof and reinstatement in accordance with Section 5.5(b) hereof (the “Term”).

(b)                                  Royalty Term Expiration — Paid-Up License.  Upon the expiration of the Royalty Term, provided this Agreement has not been terminated prior thereto (i.e., prior to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

expiration of the Royalty Term as opposed to expiration of the Reinstated Royalty Term) by ImmunoGen under Section 8.2(b) hereof for a Lilly Material Breach or 8.2(c) hereof as the result of a Lilly insolvency or by Lilly for a voluntary termination under Section 8.2(a) hereof, Lilly and its Affiliates shall thereafter have a fully paid-up, irrevocable, freely transferable and sublicensable license under the relevant Licensed Intellectual Property (specifically excluding any Post-Royalty Term Issued Patents) to make, have made, use, have used, sell, have sold, offer for sale, import and have imported such Licensed Product in such country.

(c)                                   Reinstated Royalty Term — Paid-Up License.  Upon the expiration of the Reinstated Royalty Term with respect to any particular Post-Royalty Term Issued Patents, provided this Agreement has not been terminated prior thereto by ImmunoGen under Section 8.2(b) hereof for a Lilly Material Breach or 8.2(c) hereof as the result of a Lilly insolvency or by Lilly for a voluntary termination under Section 8.2(a) hereof, Lilly and its Affiliates shall thereafter have a fully paid-up, irrevocable, freely transferable and sublicensable license under the relevant Licensed Intellectual Property applicable to such Post-Royalty Term Issued Patents (but specifically excluding any other Post-Royalty Term Issued Patents as to which the applicable Reinstated Royalty Term has not expired) to make, have made, use, have used, sell, have sold, offer for sale, import and have imported such Licensed Product in such country.

8.2                               Termination.  Subject to the other terms of this Agreement:

(a)                                  Voluntary Termination by Lilly.  Lilly shall have the right to terminate this Agreement at any time upon not less than [***] days’ prior written notice to ImmunoGen.

(b)                                  Termination for Breach.  Either Party may terminate this Agreement, effective upon written notice to the other Party, upon any breach by the other Party of any material obligation or condition of this Agreement (a “Material Breach”) that remains uncured [***] days ([***] days if the breach is a failure by Lilly to make any payment required hereunder) after the non-breaching Party first gives written notice of such breach to the other Party describing such Material Breach in reasonable detail; provided, however, that if the nature of the asserted breach (other than a breach for non-payment) is such that more than [***] days are reasonably required to cure, then the cure period shall be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

pursuing such cure to completion.  Anything contained in this Agreement to the contrary notwithstanding and subject to the proviso of this sentence, if the allegedly breaching Party (i) disputes either (A) whether a Material Breach has occurred or (B) whether the Material Beach has been timely cured, and (ii) provides written notice of that Dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions of Section 11.12, and the Party asserting the breach may not terminate this Agreement until it has been determined under Section 11.12 that the allegedly breaching Party is in Material Breach of this Agreement, and such breaching Party further fails to cure such breach within [***] days (or such longer or shorter period as determined by [***]) after the conclusion of the dispute resolution procedure; provided, however, that the foregoing shall not apply to any breach for non-payment of any payments required hereunder.  Anything contained in this Agreement to the contrary notwithstanding, if the asserted Material Breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)                                   Termination for Insolvency.  To the extent permitted by Applicable Law, if either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers the appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  If either Party undergoes a voluntary dissolution or winding-up of its affairs, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

(d)                                  Termination for Competing Product.  ImmunoGen shall have the right to terminate this Agreement, effective upon [***] days’ prior written notice to Lilly, in the event that Lilly or one of its Affiliates or Sublicensees (i) [***] an [***] in respect of a Competing Product with a [***] in any country or region in the Territory prior to [***] an [***] in respect of a Licensed Product in such country or region or (ii) [***] a [***] in respect of a Competing

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Product with a [***] in any country or region in the Territory prior to [***] a [***] in respect of a Licensed Product in such country or region.

8.3                               Consequences of Termination.  Upon termination of this Agreement by either Party under Section 8.2 hereof, the following provisions shall apply:

(a)                                  Termination by ImmunoGen under Section 8.2(b), (8.2(c) or 8.2(d) or by Lilly under Section 8.2(a).  If this Agreement is terminated by ImmunoGen under Section 8.2(b), 8.2(c) or 8.2(d) hereof or by Lilly under Section 8.2(a) hereof, then: (i) the license granted by ImmunoGen to Lilly and its Affiliates pursuant to Section 2.1 hereof shall immediately terminate, and Lilly shall discontinue the use of any Licensed Technology except to the extent expressly permitted in any other written agreement between the Parties or, with respect to the Licensed Patent Rights, as otherwise permitted under [***] with respect to activities performed in [***]; (ii) Lilly shall immediately cease, and shall cause its Affiliates and Sublicensees (subject to the next sentence) immediately to cease, any and all Development and Commercialization of Licensed Products in the Territory; and (iii) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in laboratory notebooks or databases and (C) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any other outstanding Exclusive Licenses.  Notwithstanding the foregoing, (1) unless ImmunoGen specifies in writing to the contrary, no such termination of this Agreement shall be construed as a termination of any valid sublicense to any Third Party Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of ImmunoGen, provided that (x) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (y) all accrued payment obligations to ImmunoGen have been paid, and (z) such Sublicensee agrees no later than [***] Business Days after the effective date of such termination to assume all obligations of Lilly under this Agreement, and (2) Lilly and its Affiliates and Sublicensees shall have the right, for six (6) consecutive months following the effective date of such termination, or such longer period (if any) to which the Parties mutually agree in writing

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(the “Wind-Down Period”), to sell or otherwise dispose of all Licensed Products then on hand, subject to the payment of royalties and the other terms of this Agreement.  After the Wind-Down Period, Lilly shall immediately cease, and shall cause its Affiliates and Sublicensees (subject to the preceding sentence) to cease, any and all Development and Commercialization of Licensed Products in the Territory.

(b)                                  Termination by Lilly under Section 8.2(b) or 8.2(c).  If this Agreement is terminated by Lilly under Section 8.2(b) or 8.2(c) hereof, then: (i) the license granted by ImmunoGen to Lilly pursuant to Section 2.1 hereof shall survive on a country-by-country and Licensed Product-by-Licensed Product basis until the expiration of the Royalty Term for each such Licensed Product in each such country, subject to Lilly’s continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect thereto, provided, however, that Lilly shall [***] be obligated to pay to ImmunoGen [***] of each milestone and royalty payment otherwise due from and after the date of termination (and that upon the expiration of the Royalty Term applicable to a Licensed Product in a country in accordance with Section 5.5 hereof and provided Lilly shall have paid to ImmunoGen all royalty amounts due to ImmunoGen with respect to Net Sales in such country, Lilly and its Affiliates shall thereafter have a fully paid-up, irrevocable, freely transferable and sublicensable license under the relevant Licensed Intellectual Property, to make, have made, use, have used, sell, have sold, offer for sale, import and have imported such Licensed Product in such country, provided that the foregoing license shall not alter Lilly’s obligations to make milestone payments (as reduced as provided in this Section 8.3(b)) in accordance with the terms of this Agreement); and (ii) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases and (C) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any other outstanding Exclusive License.  Notwithstanding the foregoing and subject to Section 6 hereof, Lilly may retain and use ImmunoGen’s Confidential Information solely in connection with the exercise of its rights set forth in clause (i) of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

preceding sentence or necessary or useful to exercise any other rights under this Agreement that survive such termination.  Moreover, upon Lilly’s written request following the effective date of such termination as described under this Section 8.3(b), ImmunoGen, to the extent that it has not already done so, will provide Lilly with the Technical Transfer Materials promptly following ImmunoGen’s receipt of such written request for the purpose of assisting Lilly to exercise its rights set forth in clause (i) of the second preceding sentence.

8.4                               Remedies.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 8 are in addition to any other relief and remedies available to either Party at law.

8.5                               Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 2.4, 3.5(b) — (e), 5.6, 5.7, 5.8, 6, 7.1, 7.2(b), 7.2(c), 7.2(d), 7.2(e), 7.3, 7.4, 7.5, 8.1, 8.3, 8.4, 8.5, 9.3, 10 and 11 hereof as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement.  Without limiting the generality of the foregoing, Lilly shall remain liable for all payment obligations accruing hereunder prior to the effective date of termination.

9.                                      REPRESENTATIONS AND WARRANTIES

9.1                               ImmunoGen Representations.  ImmunoGen represents and warrants to Lilly that:

(a)                                  it is duly incorporated, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                  the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action; and

(c)                                   this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Agreement by the Parties does not conflict with or result in any default under any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound;

Except as set forth in a written disclosure letter (the “Disclosure Letter”) delivered by ImmunoGen to Lilly within [***] Business Days after the Effective Date (which shall be deemed Confidential Information of ImmunoGen), ImmunoGen represents and warrants to Lilly that:

(d)                                  to ImmunoGen’s knowledge, as of the Effective Date, none of the issued patents within the Licensed Patent Rights is invalid or unenforceable;

(e)                                   as of the Effective Date, ImmunoGen has received no written notice from a Third Party claiming that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Lilly will infringe the issued patents of any such Third Party; and

(f)                                    as of the Effective Date, there is no pending or, to ImmunoGen’s knowledge (without having conducted, or having any duty to conduct, any inquiry), threatened, litigation that alleges that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Lilly would infringe or misappropriate any intellectual property rights of any Third Party.

9.2                               Lilly Representations.  Lilly represents and warrants to ImmunoGen that:

(a)                                  it is duly incorporated, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                  the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Lilly corporate action; and

(c)                                   this Agreement is a legal and valid obligation binding upon Lilly and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with or result in any default under any agreement, instrument or understanding to which Lilly is a party or by which it is bound.

9.3                               Warranty Disclaimers.

(a)                                  Except as expressly set forth in Section 9.1 hereof, nothing in this Agreement is or shall be construed as a warranty or representation by ImmunoGen (i) as to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

validity or scope of any patent application or patent within the Licensed Patent Rights or (ii) that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(b)                                  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

10.                               INDEMNIFICATION; LIABILITY

10.1                        Indemnification.

(a)                                  Lilly Indemnity.  Lilly shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), from and against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the ImmunoGen Indemnitees, or any of them, as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”), arising out of (i) a Material Breach of this Agreement by Lilly; (ii) the Development or Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person but excluding to the extent the Parties may agree otherwise pursuant to a separate agreement between the Parties, if any, such as pursuant to a manufacturing agreement involving Licensed Product) of any Licensed Product by Lilly or any of its Affiliates, Sublicensees, subcontractors, distributors or agents; or (iii) the gross negligence, recklessness or willful misconduct of Lilly or any of its Affiliates, Sublicensees, subcontractors, distributors or agents; except in each case to the extent

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

any such Third Party Claim or Losses result from a Material Breach of this Agreement (or another agreement between the Parties such as a manufacturing agreement, if any) by ImmunoGen, or the negligence, recklessness or willful misconduct of, ImmunoGen or any of its Affiliates or subcontractors; provided that with respect to any such Third Party Claim for which ImmunoGen also has an obligation to any Lilly Indemnitee pursuant to Section 10.1(b) hereof, Lilly shall indemnify each ImmunoGen Indemnitee for its Losses to the extent of Lilly’s responsibility, relative to ImmunoGen (or to Persons for whom ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

(b)                                  ImmunoGen Indemnity.  ImmunoGen shall indemnify, defend and hold harmless Lilly, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “Lilly Indemnitees”), from and against all Losses incurred by or imposed upon the Lilly Indemnitees, or any of them, as a direct result of any Third Party Claims arising out of (i)  a Material Breach of this Agreement by ImmunoGen; or (ii) the gross negligence, recklessness or willful misconduct of ImmunoGen or any of its Affiliates or subcontractors; except in each case to the extent any such Third Party Claim or Losses result from a Material Breach of this Agreement by Lilly, or the negligence, recklessness or willful misconduct of Lilly or any of its Affiliates, Sublicensees subcontractors, distributors or agents, or the Development or Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person but excluding to the extent the Parties may agree otherwise pursuant to a separate agreement between the Parties, if any, such as pursuant to a manufacturing agreement involving Licensed Product) of any Licensed Product by Lilly or any of its Affiliates, Sublicensees, subcontractors, distributors or agents; provided that with respect to any such Third Party Claim for which Lilly also has an obligation to any ImmunoGen Indemnitee pursuant to Section 10.1(a) hereof, ImmunoGen shall indemnify each Lilly Indemnitee for its Losses to the extent of ImmunoGen’s responsibility, relative to Lilly (or to Persons for whom Lilly is legally responsible), for the facts underlying the Third Party Claim.

10.2                        Conditions to Indemnification.  A Person seeking indemnification under Section 10.1 hereof (the “Indemnified Party”) in respect of a Third Party Claim shall give prompt notice of such Third Party Claim to the Party from which recovery is sought (the “Indemnifying

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Party”) and shall permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party, and (b) shall not settle or otherwise resolve such Third Party Claim without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim.

10.3                        Insurance Proceeds.  Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Section 10, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.4                        Limited Liability.  [***] NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (a) ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF PROFITS OR LOSS OF BUSINESS), OR (b) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF EITHER PARTY IS INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.  For purposes of clarity, a Party’s monetary liability under a Third Party Claim for such Third Party’s special, incidental, indirect or consequential damages, or for any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

exemplary or punitive damages payable to such Third Party in connection with such Third Party Claim, shall be deemed to be the direct damages of such Party for purposes of this Section 10.

11.                               MISCELLANEOUS

11.1                        Notices.  All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, postage prepaid, addressed as follows:

If to ImmunoGen:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Vice President, Business Development
Fax: [***]

with a copy to:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Alliance Management
Fax: [***]

If to Lilly:	Eli Lilly and Company
Lilly Corporate Center
Indianapolis, IN 46285
Attn: General Counsel
Fax: [***]

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) one (1) Business Day after deposit with a nationally recognized overnight express courier with charges prepaid, or (b) five (5) Business Days after mailed by certified mail, return receipt requested, postage prepaid, in each case addressed to the receiving Party at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 11.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.2                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

11.3                        Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements or understandings, negotiations or correspondence between the Parties, written or oral (including, without limitation, the Confidentiality Agreement) concerning the subject matter hereof.

11.4                        Amendment and Waiver.  This Agreement may be amended, modified or changed only by a written instrument executed by the Party to be bound.  No term of this Agreement will be deemed to have been waived and no breach excused, unless such waiver or consent shall be in writing and signed by the Party claiming to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute consent to, or waiver of, or excuse for, any other different or subsequent breach.

11.5                        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Section 10 hereof, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

11.6                        Purpose and Scope.  The Parties hereto understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein.  Nothing in this Agreement shall be construed to establish any agency, employment, partnership, joint venture, franchise or similar or special relationship between the Parties.  Neither Party shall have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.7                        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.8                        Assignment.  Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that such consent shall not be required in connection with any assignment to an

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Affiliate of the assigning Party, or to a Third Party in connection with a sale or transfer of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected.  Any such assignment shall not relieve the assigning Party of any liabilities or obligations owed to the other Party hereunder, including, without limitation, in the case of Lilly, the payment of any amounts described in Section 5 hereof, if any.

11.9                        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party, provided that financial inability in and of itself shall not be considered to be a force majeure event.  In event of such force majeure, the Party affected thereby shall use commercially reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.10                 Interpretation.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.  In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation” (irrespective of whether such words are used in the applicable instance); (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

11.11                 Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

jurisdiction over the Parties hereto, to be illegal, invalid or unenforceable, then such provision will, to the extent permitted by the court or government, not be voided, but will instead be construed to give effect to the intentions of the Parties to the maximum extent permissible under Applicable Law, and the remainder of this Agreement will remain in full force and effect in accordance with its terms.

11.12                 Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term relating to the Development or Commercialization of Licensed Products, either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall, by written notice to the other Party, have such Dispute referred to their respective senior officers designated below, for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Lilly:	Designated officer with full settlement authority; and

For ImmunoGen:	Chief Executive Officer.

In the event the designated senior officials are not able to resolve such Dispute, the Parties may seek to mediate their Dispute, on terms and with a mediator mutually agreeable to the Parties, or may seek to arbitrate their Dispute, on mutually agreed upon terms and conditions, but neither Party shall be required or obligated to mediate or arbitrate and the dispute resolution provisions of this Section 11.12 are in addition to any other relief or remedies available to either Party at law or equity.  This Dispute resolution process shall be deemed a settlement negotiation for the purpose of all federal and state rules protecting disclosures made during settlement negotiations from later discovery and/or use in evidence.

11.13                 Patent Dispute.  Anything contained in this Agreement to the contrary notwithstanding, with respect to any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (a) that are issued in the United States shall be subject to actions before the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

United States Patent and Trademark Office and/or submitted exclusively to the federal court located in [***], and (b) that are issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

11.14                 Equitable Relief.  Anything contained in this Agreement to the contrary notwithstanding, if a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedures set forth in Section 11.12 hereof, such Party may seek a temporary injunction or other equitable relief in a court of competent jurisdiction, without posting a bond, pending the resolution of the Dispute in accordance with Section 11.12 hereof.  Any such remedies will be in addition to all other remedies available by law or at equity to the injured Party.

11.15                 Prohibition on Solicitation.  During the Restricted Period, neither Party nor its Affiliates shall, directly or indirectly, actively recruit, or solicit any employee of the other Party or its Affiliates with whom such Party or its Affiliates have come into contact or interacted for the purposes of performing this Agreement, without the prior consent of the other Party.  For purposes of this Section 11.15, “solicit” shall be deemed not to include (a) circumstances where an employee of one Party or any of its Affiliates initially contacts the other Party or any of such Party’s Affiliates seeking employment or (b) general solicitations of employment not specifically targeted at such employees.

11.16                 Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.17                 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.18                 Compliance with Law.  Each Party shall insure that it and its activities under this Agreement shall at all times comply in all material respects with all Applicable Laws.

[Signature page follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.	ELI LILLY AND COMPANY

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE A

LICENSED TARGET

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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